Exhibit 10.7

DEED OF SALE

F PROJET / ARC GLOBAL II MARSEILLE

1.	DATE, PLACE OF SIGNING AND DRAFTER OF THE DEED

1.1.	Date of the Deed

Twenty ninth December

IN THE YEAR TWO THOUSAND AND FOURTEEN

1.2.	Place of signing the Deed

At 72 Avenue de Wagram, Paris 75017, in the civil law notary’s office of the participating civil law notary.

1.3.	Drafter of the Deed

Me Julien Cahen, civil law notary ("notaire"), member of the professional partnership "Bruno CASTERAN, Pierre CENAC & Laurent HOSANA, notaires associés", having its office at 72 Avenue de Wagram, 75017 Paris

With the participation of Maître Martine AFLALOU-TAKTAK, civil law notary (notaire) and partner, member of the professional partnership “Maîtres Philippe GIRARD, Mathieu DURAND, Olivier SANTELLI, Dimitri de ROUDNEFF, Martine AFLALOU-TAKTAK, Alexandra PEYRE de FABREGUES and Ludivine BELLIA-FABRE, notaires associés, société titulaire d’un office notarial”, having its office at 65 Avenue Jules Cantini, Tour Méditerranée, Marseille 13006,

2.	LEGAL CLASSIFICATION OF THE DEED

The undersigned civil law notary has recorded this notarised deed constituting the SALE OF COMMON HOLD PREMISES, at the request of the parties identified hereinafter.

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3.	DEFINITIONS – INTERPRETATION

3.1.	Definitions

Purchaser: means ARC GLOBAL II MARSEILLE as identified in article 4.2 Purchaser.

Deed: means this notarised deed of sale and the schedules hereof, which form an integral part of the Deed on the same standing as the provisions that appear in Sections I and II hereof.

Schedule(s): means a schedule(s) to the deed of sale.

Article: means any article hereto.

Lease: means the lease entered into in relation to the Real Property Complex and set out in the Information Package defined hereinafter.

Real Property Assets – Property: means the common hold lots described in further detail in article 6.7. Description of the Real Property Assets with their appurtenances and their facilities classified as fixtures forming the subject matter of the Deed of Sale.

Signing Date: means today’s date, i.e. the date on which this Deed of Sale was signed.

Security Deposit: means the security deposit deposited by the Purchaser.

Information Package: means all documents that the Vendor makes available to the Purchaser and its advisors, a list of said documents is annexed hereto.

Property Complex: means the property complex of which the Real Property Assets are part covered by a descriptive record of division into common hold rules, as specified in article 6.6 Legal organization of the Property Complex.

Expenses: means the property security contribution1, the property registration levy, the salaries and fees of civil law notaries or the judicial officer and more generally all expenses and levies entailed by the final completion of the sale and, in particular, by the signing of the Deed of Sale.

Worked Day(s): means any day of the week other than a Saturday, a Sunday or public holiday in France or in London (United Kingdom). It being specified if any one of the obligations of the Parties is to be fulfilled on a day which is not a Worked Day, it must then be fulfilled on the next Worked Day and that if anyone of the notices to be given hereunder is to be given on a day that is not a Worked Day, said notices shall then be given no later than the next Worked Day.

1 Une contribution de sécurité immobilière (fee payable for real property formalities)

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Tenant: means the person currently occupying the Real Property Assets under the Lease.

Parties: means the Vendor and Purchaser together.

Transfer of Possession: means the date on which possession of the Real Property Assets transfers.

Transfer of Title: means the date on which title over the Real Property Assets transfers.

Vendor: means the F PROJET Company whose identity is set out in article 4.1.

3.2.	Interpretation

Pursuant to a deed signed before the undersigned civil law notary on 16 October 2014, the Vendor and the Purchaser entered into a unilateral promise to sell, subject to conditions precedent (hereinafter referred to as the "Promise").

The Parties have also agreed that the provisions of the Deed expressly novate any understanding or agreement that may arise from correspondence prior to signing this Deed.

It is specified that in the event of conflict between the provisions of the Promise and the Deed of Sale, the provisions of the Deed of Sale shall take precedence.

Moreover, in this Deed, unless the context calls for a different meaning:

•	the sole purpose of titles given to articles is to facilitate the reading thereof and they cannot limit the purport or scope thereof,
•	any reference made to an article or to a schedule is understood as reference to an article of the Deed of Sale or a schedule of the Deed of Sale, unless expressly provided otherwise,
•	the undertakings made and the representations made in the Deed shall always be specified as being made directly by the Parties, even if they are made by the legal or contractual representative of the latter.

4.	IDENTITY OF THE PARTIES TO THE DEED

4.1.	VENDOR

F. PROJET, a French limited liability company (société à responsibilité limitée) with share capital of €6,600.00, having its registered office at 53 Avenue Jean Giraudoux, Perpignan (Pyrénées – Orientales), identified under SIREN number 750 872 343 with the Perpignan Trade and Companies Register.

Represented by

Me Martine Aflalou-Taktak, participating civil law notary, with business address at 65 Avenue Jules Cantini, Tour Méditerranée, 13006 Marseille,

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Under the special power of attorney for the purposes hereof granted by Mrs Héléne FONDEVILLE and Mrs Marie-Françoise FONDEVILLE, co-managers under the Memorandum and Articles of Association of said company, with a legal address in said capacities at the registered office under a power of attorney drawn up by private agreement in Perpignan on 19 December 2014, of which an original is appended hereto after reference (Schedule. Vendor’s Powers)

4.2.	PURCHASER

ARC GLOBAL II MARSEILLE, a civil company ("société civile") whose registered office is located at 12 rue de la Chaussée d'Antin, 75009 Paris, registered under SIREN number 808 578 025 with the Trade and Companies Register of Paris.

Represented by:

Mr Rafik Soussi, authorised representative, with business address at 37 – 38 Margaret Street, London, W1G 0JF (United Kingdom),

Acting under powers granted it by decision of the Board of Managers of said company on 14 October 2014, of which a copy is appended hereto.

Mr Graydon Butler acting pursuant to such delegation of authority, in his capacity as company manager, specifically authorised for such purpose pursuant to the resolutions of the general meeting of the company’s shareholders of 29 December 2014.

The following documents are annexed hereto:

-	A copy of the delegation of authority dated 29 December 2014, and
-	A copy of the minutes of the company’s resolutions dated 29 December 2014.

4.3.	Representations of capacity

4.3.1.	Vendor’s representations and warranties

The Vendor’s duly authorised representative warrants that the following information and statements, without which the Purchaser would not have agreed to enter into this deed, are accurate.

•	the Vendor is a legally incorporated and validly existing French company, of which the features set out in this Deed are accurate and up to date,

•	the Vendor has not been and is not concerned by measures related to the application of the provisions of Articles L. 611-1 et seq. and Articles L. 620-1 et seq. of the French Commercial Code (Code de commerce) relating to the court-ordered administration and the appointment of a special representative, a conciliator, an official receiver or a liquidator under the aforementioned provisions,

•	the Vendor is not concerned by any legal action for voidance or in dissolution,

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•	the Vendor and its representative have legal capacity and have obtained all consents and authorisations from its corporate bodies and, where applicable, from proper administrative authorities and any other consents and authorisations that it may need to authorise it to enter into and to fulfil its obligations arising from the Deed,

•	the Vendor’s signing and fulfilment of the Deed do not breach any agreement or important undertaking to which it is a party or any law, regulation or administrative, court or arbitral decision enforceable against it and whose breach could have a negative impact or prevent the proper fulfilment of the undertakings arising from the Deed.

4.3.2.	Purchaser’s representations and warranties

The representative, in his official capacity, of the Purchaser represents and warrants the following information without which the Vendor would not have contracted:

•	the Purchaser is a legally incorporated and validly existing French company, of which the features set out in this deed are accurate and up to date,
•	the Purchaser has not been and is not concerned by measures related to the application of the provisions of Articles L. 611-1 et seq. and Articles L. 620-1 et seq. of the French Commercial Code (Code de commerce) relating to the court-ordered administration and the appointment of a special representative, a conciliator, an official receiver or a liquidator under the aforementioned provisions,
•	the Purchaser is not concerned by any legal action for voidance or in dissolution,
•	the Purchaser and its representative have legal capacity and have obtained all consents and authorisations from its corporate bodies and, where applicable, from proper administrative authorities and any other consents and authorisations that it may need to authorise it to enter into and to fulfil its obligations arising from the Deed,
•	the Purchaser’s signing and fulfilment of the Deed do not breach any agreement or important undertaking to which it is a party or any law, regulation or administrative, court or arbitral decision enforceable against it and whose breach could have a negative impact or prevent the proper fulfilment of the undertakings arising from the Deed.

4.4.	Address for service

For the performance hereof and the follow up thereto, the Parties choose an address for service at their respective registered offices.

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4.5	Draft Deed

The parties confirm that they received a copy of this deed prior to the date hereof and that they have received all appropriate clarifications.

5.	SALE

The Vendor hereby sells full ownership of the below identified Property to the Purchaser, which the Purchaser agrees to purchase.

6.	DESCRIPTION

6.4.	Situation and land register reference of the land footprint of the Property Complex

At 24 to 28 rue Jobin, in the city of Marseille 13003 (Bouches du Rhône),

In the property complex in common hold named “Urban Center” appearing in the land register of said city, Belle de Mai district, under the following references.

				Surface area
Pref.	Section	Number	Locality	hectare	are	centiare
811	E	68	24 rue Jobin		15	72
811	E	89	Rue Jobin		01	77
Total surface area					17	49

6.5.	Description of the Property Complex

Said property complex is comprised of one single building for tertiary activity (offices and car park) built on six floors over a ground floor for office use and three basement levels which include 128 parking spaces.

The entrance to said property complex is on Rue Jobin.

6.6.	Legal organisation of the property complex

Descriptive record of division and common hold rules

Common hold rules, which includes a descriptive record of division, of the property complex named URBAN CENTER have been recorded in a deed by Maître Martine AFLALOU-TAKTAK, civil law notary and partner in Marseille, on 31 May 2013, of which a notarised agreement was registered with the property registration service of Marseille, 1st office, on 5 June 2013, volume 2013 P number 3467.

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6.7.	Description of the common hold lots covered by this agreement

The Assets covered by this agreement consist of all offices on FOUR (4) open spaces on the ground floor, 1st floor, 2nd floor and 3rd floor, and 84 parking spaces.

All forming the lots described hereinafter:

LOT No. ONE (1)

A car park No. 125 on the third basement of the building.

The THIRTEEN / TEN THOUSANDTHS (13/10,000°) of the general common areas.

The ONE HUNDRED AND TWENTY-FOUR / TEN THOUSANDTHS (124/10,000°) of common areas special to the entrance of the car parks.

And the FOURTEEN / TEN THOUSANDTHS (14/10,000°) of common areas special to the lifts.

LOT No. TWO (2)

A car park No. 124 on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. THREE (3)

A car park No. 123 on the third basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the NINE / TEN THOUSANDTHS (9/10,000°) of common areas special to the lifts.

LOT No. FOUR (4)

A car park No. 122 on the third basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (124/10,000°) of common areas special to the entrance of the car parks.

And the NINE / TEN THOUSANDTHS (9/10,000°) of common areas special to the lifts.

LOT No. FIVE (5)

A car park No. 121 on the third basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the NINE / TEN THOUSANDTHS (9/10,000°) of common areas special to the lifts.

LOT No. SIX (6)

A car park No. 120 category B on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

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LOT No. SEVEN (7)

A car park No. 119 category B on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. EIGHT (8)

A car park No. 118 category B on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. NINE (9)

A car park No. 117 category B on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. TEN (10)

A car park No. 116 on the third basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the NINE / TEN THOUSANDTHS (9/10,000°) of common areas special to the lifts.

LOT No. ELEVEN (11)

A car park No. 115 on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. TWELVE (12)

A car park No. 114 on the third basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the NINE / TEN THOUSANDTHS (9/10,000°) of common areas special to the lifts.

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LOT No. THIRTEEN (13)

A car park No. 113 on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. FOURTEEN (14)

A car park No. 112 category B on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. FIFTEEN (15)

A car park No. 111 category B on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. SIXTEEN (16)

A car park No. 110 category B on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. SEVENTEEN (17)

A car park No. 109 category B on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. EIGHTEEN (18)

A car park No. 108 on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

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LOT No. NINETEEN (19)

A car park No. 107 on the third basement of the building.

The FIVE / TEN THOUSANDTHS (5/10,000°) of the general common areas.

The FORTY-EIGHT / TEN THOUSANDTHS (48/10,000°) of common areas special to the entrance of the car parks.

And the FIVE / TEN THOUSANDTHS (5/10,000°) of common areas special to the lifts.

LOT No. TWENTY (20)

A car park No. 106 on the third basement of the building.

The SIX / TEN THOUSANDTHS (6/10,000°) of the general common areas.

The FIFTY-EIGHT / TEN THOUSANDTHS (57/10,000°) of common areas special to the entrance of the car parks.

And the SIX / TEN THOUSANDTHS (6/10,000°) of common areas special to the lifts.

LOT No. TWENTY-ONE (21)

A car park No. 105 on the third basement of the building.

The TEN / TEN THOUSANDTHS (10/10,000°) of the general common areas.

The NINETY-SIX / TEN THOUSANDTHS (96/10,000°) of common areas special to the entrance of the car parks.

And the TEN / TEN THOUSANDTHS (10/10,000°) of common areas special to the lifts.

LOT No. TWENTY-TWO (22)

A car park No. 104 on the third basement of the building.

The TEN / TEN THOUSANDTHS (10/10,000°) of the general common areas.

The NINETY-SIX / TEN THOUSANDTHS (96/10,000°) of common areas special to the entrance of the car parks.

And the TEN / TEN THOUSANDTHS (10/10,000°) of common areas special to the lifts.

LOT No. TWENTY-THREE (23)

A car park No. 103 on the third basement of the building.

The TEN / TEN THOUSANDTHS (10/10,000°) of the general common areas.

The NINETY-SIX / TEN THOUSANDTHS (96/10,000°) of common areas special to the entrance of the car parks.

And the TEN / TEN THOUSANDTHS (10/10,000°) of common areas special to the lifts.

LOT No. TWENTY-FOUR (24)

A car park No. 102 on the third basement of the building.

The TEN / TEN THOUSANDTHS (10/10,000°) of the general common areas.

The NINETY-SIX / TEN THOUSANDTHS (96/10,000°) of common areas special to the entrance of the car parks.

And the TEN / TEN THOUSANDTHS (10/10,000°) of common areas special to the lifts.

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LOT No. TWENTY-FIVE (25)

A car park No. 101 on the third basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the NINE / TEN THOUSANDTHS (9/10,000°) of common areas special to the lifts.

LOT No. TWENTY-SIX (26)

A car park No. 100 on the third basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the NINE / TEN THOUSANDTHS (9/10,000°) of common areas special to the lifts.

LOT No. TWENTY-SEVEN (27)

A car park No. 199 on the third basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the NINE / TEN THOUSANDTHS (9/10,000°) of common areas special to the lifts.

LOT No. TWENTY-EIGHT (28)

A car park No. 98 on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. TWENTY-NINE (29)

A car park No. 97 on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. THIRTY (30)

A parking space No. 96 on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

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LOT No. THIRTY-ONE (31)

A parking space No. 95 on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. THIRTY-TWO (32)

A parking space No. 94 on the third basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the NINE / TEN THOUSANDTHS (9/10,000°) of common areas special to the lifts.

LOT No. THIRTY-THREE (33)

A double parking space No. 93-92 on the third basement of the building.

The THIRTEEN / TEN THOUSANDTHS (13/10,000°) of the general common areas.

The ONE HUNDRED AND TWENTY-FOUR / TEN THOUSANDTHS (124/10,000°) of common areas special to the entrance of the car parks.

And the FOURTEEN / TEN THOUSANDTHS (14/10,000°) of common areas special to the lifts.

LOT No. THIRTY-FOUR (34)

A double parking space No. 90-91 on the third basement of the building.

The THIRTEEN / TEN THOUSANDTHS (13/10,000°) of the general common areas.

The ONE HUNDRED AND TWENTY-FOUR / TEN THOUSANDTHS (124/10,000°) of common areas special to the entrance of the car parks.

And the FOURTEEN / TEN THOUSANDTHS (14/10,000°) of common areas special to the lifts.

LOT No. THIRTY-FIVE (35)

A double parking space No. 89-88 on the third basement of the building.

The THIRTEEN / TEN THOUSANDTHS (13/10,000°) of the general common areas.

The ONE HUNDRED AND TWENTY-FOUR / TEN THOUSANDTHS (124/10,000°) of common areas special to the entrance of the car parks.

And the FOURTEEN / TEN THOUSANDTHS (14/10,000°) of common areas special to the lifts.

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LOT No. THIRTY-SIX (36)

A double parking space No. 86-87 category B on the third basement of the building.

The TWELVE / TEN THOUSANDTHS (12/10,000°) of the general common areas.

The ONE HUNDRED AND SIXTEEN / TEN THOUSANDTHS (116/10,000°) of common areas special to the entrance of the car parks.

And the THIRTEEN / TEN THOUSANDTHS (13/10,000°) of common areas special to the lifts.

LOT No. THIRTY-SEVEN (37)

A parking space No. 85 on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. THIRTY-EIGHT (38)

A parking space No. 84 on the third basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. THIRTY-NINE (39)

A parking space No. 83 on the third basement of the building.

The ONE HUNDRED AND SIXTY-THREE / TEN THOUSANDTHS (163/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHTEEN / TEN THOUSANDTHS (18/10,000°) of common areas special to the lifts.

LOT No. FORTY (40)

A parking space No. 83 on the second basement of the building.

The THIRTEEN / TEN THOUSANDTHS (13/10,000°) of the general common areas.

The ONE HUNDRED AND TWENTY-FOUR / TEN THOUSANDTHS (124/10,000°) of common areas special to the entrance of the car parks.

And the FOURTEEN / TEN THOUSANDTHS (14/10,000°) of common areas special to the lifts.

LOT No. FORTY-ONE (41)

A parking space No. 81 on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

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LOT No. FORTY-TWO (42)

A parking space No. 82 on the second basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. FORTY-THREE (43)

A parking space No. 78 on the second basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. FORTY-FOUR (44)

A parking space No. 78 on the second basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. FORTY-FIVE (45)

A parking space No. 77 category B on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

LOT No. FORTY-SIX (46)

A parking space No. 76 category B on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

LOT No. FORTY-SEVEN (47)

A parking space No. 75 category B on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

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LOT No. FORTY-EIGHT (48)

A parking space No. 74 category B on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

LOT No. FORTY-NINE (49)

A parking space No. 73 on the second basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

LOT No. FIFTY (50)

A parking space No. 72 on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

LOT No. FIFTY-ONE (51)

A parking space No. 71 on the second basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. FIFTY-TWO (52)

A parking space No. 70 on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

15

LOT No. FIFTY-THREE (53)

A parking space No. 69 category B on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

LOT No. FIFTY-FOUR (54)

A parking space No. 68 category B on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

LOT No. FIFTY-FIVE (55)

A parking space No. 67 category B on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

LOT No. FIFTY-SIX (56)

A parking space No. 66 category B on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

LOT No. FIFTY-SEVEN (57)

A parking space No. 65 on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (9/10,000°) of common areas special to the lifts.

LOT No. FIFTY-EIGHT (58)

A parking space No. 64 on the second basement of the building.

The TEN / TEN THOUSANDTHS (10/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the NINE / TEN THOUSANDTHS (9/10,000°) of common areas special to the lifts.

16

LOT No. FIFTY-NINE (59)

A parking space No. 63 on the second basement of the building.

The TEN / TEN THOUSANDTHS (10/10,000°) of the general common areas.

The NINETY-SIX / TEN THOUSANDTHS (96/10,000°) of common areas special to the entrance of the car parks.

And the NINE / TEN THOUSANDTHS (9/10,000°) of common areas special to the lifts.

LOT No. SIXTY (60)

A parking space No. 62 on the second basement of the building.

The TEN / TEN THOUSANDTHS (10/10,000°) of the general common areas.

The NINETY-SIX / TEN THOUSANDTHS (96/10,000°) of common areas special to the entrance of the car parks.

And the NINE / TEN THOUSANDTHS (9/10,000°) of common areas special to the lifts.

LOT No. SIXTY-ONE (61)

A parking space No. 61 on the second basement of the building.

The TEN / TEN THOUSANDTHS (10/10,000°) of the general common areas.

The NINETY-SIX / TEN THOUSANDTHS (96/10,000°) of common areas special to the entrance of the car parks.

And the NINE / TEN THOUSANDTHS (9/10,000°) of common areas special to the lifts.

LOT No. SIXTY-TWO (62)

A parking space No. 60 on the second basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. SIXTY-THREE (63)

A parking space No. 59 on the second basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

LOT No. SIXTY-FOUR (64)

A parking space No. 58 on the second basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

17

LOT No. SIXTY-FIVE (65)

A parking space No. 57 on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

LOT No. SIXTY-SIX (66)

A parking space No. 56 on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

LOT No. SIXTY-SEVEN (67)

A parking space No. 55 on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

LOT No. SIXTY-EIGHT (68)

A parking space No. 54 on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

LOT No. SIXTY-NINE (69)

A parking space No. 53 on the second basement of the building.

The NINE / TEN THOUSANDTHS (9/10,000°) of the general common areas.

The EIGHTY-SIX / TEN THOUSANDTHS (86/10,000°) of common areas special to the entrance of the car parks.

And the EIGHT / TEN THOUSANDTHS (8/10,000°) of common areas special to the lifts.

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LOT No. SEVENTY (70)

A double parking space No. 51-52 on the second basement of the building.

The THIRTEEN / TEN THOUSANDTHS (13/10,000°) of the general common areas.

The ONE HUNDRED AND TWENTY-FOUR / TEN THOUSANDTHS (124/10,000°) of common areas special to the entrance of the car parks.

And the ELEVEN / TEN THOUSANDTHS (11/10,000°) of common areas special to the lifts.

LOT No. SEVENTY-ONE (71)

A double parking space No. 49-51 on the second basement of the building.

The THIRTEEN / TEN THOUSANDTHS (13/10,000°) of the general common areas.

The ONE HUNDRED AND TWENTY-FOUR / TEN THOUSANDTHS (124/10,000°) of common areas special to the entrance of the car parks.

And the ELEVEN / TEN THOUSANDTHS (11/10,000°) of common areas special to the lifts.

LOT No. SEVENTY-TWO (72)

A double parking space No. 47-48 on the second basement of the building.

The THIRTEEN / TEN THOUSANDTHS (13/10,000°) of the general common areas.

The ONE HUNDRED AND TWENTY-FOUR / TEN THOUSANDTHS (124/10,000°) of common areas special to the entrance of the car parks.

And the ELEVEN / TEN THOUSANDTHS (11/10,000°) of common areas special to the lifts.

LOT No. SEVENTY-THREE (73)

A double parking space No. 45-46 on the second basement of the building.

The TWELVE / TEN THOUSANDTHS (12/10,000°) of the general common areas.

The ONE HUNDRED AND SIXTEEN / TEN THOUSANDTHS (116/10,000°) of common areas special to the entrance of the car parks.

And the TEN / TEN THOUSANDTHS (10/10,000°) of common areas special to the lifts.

LOT No. SEVENTY-FOUR (74)

A parking space No. 44 on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

LOT No. SEVENTY-FIVE (75)

A d parking space No. 43 on the second basement of the building.

The EIGHT / TEN THOUSANDTHS (8/10,000°) of the general common areas.

The SEVENTY-SIX / TEN THOUSANDTHS (76/10,000°) of common areas special to the entrance of the car parks.

And the SEVEN / TEN THOUSANDTHS (7/10,000°) of common areas special to the lifts.

19

LOT No. SEVENTY-SIX (76)

A parking space No. 42 PMR on the second basement of the building.

The SEVENTEEN / TEN THOUSANDTHS (17/10,000°) of the general common areas.

The ONE HUNDRED AND SIXTY-THREE / TEN THOUSANDTHS (163/10,000°) of common areas special to the entrance of the car parks.

And the FIFTEEN / TEN THOUSANDTHS (15/10,000°) of common areas special to the lifts.

LOT No. ONE HUNDRED AND FOURTEEN (114)

Offices on the ground floor of the building

The NINE HUNDRED AND FORTY-TWO/ TEN THOUSANDTHS (942/10,000°) of the general common areas.

The ONE THOUSAND AND FIFTY-TWO / TEN THOUSANDTHS (1,052/10,000°) of common areas special to the building.

LOT No. ONE HUNDRED AND FIFTEEN (115)

Offices on the first floor of the building

The ONE THOUSAND TWO HUNDRED AND FIFTY-SEVEN/ TEN THOUSANDTHS (1,257/10,000°) of the general common areas.

The ONE THOUSAND FOUR HUNDRED AND FOUR / TEN THOUSANDTHS (1,404/10,000°) of common areas special to the building.

And EIGHT HUNDRED AND SEVENTY-FIVE / TEN THOUSANDTHS (875/10,000°) of common areas special to the lifts.

LOT No. ONE HUNDRED AND SIXTEEN (116)

Offices on the second floor of the building

The ONE THOUSAND THREE HUNDRED AND SIXTY-SIX/ TEN THOUSANDTHS (1,366/10,000°) of the general common areas.

The ONE THOUSAND FIVE HUNDRED AND TWENTY-SIX / TEN THOUSANDTHS (1,526/10,000°) of common areas special to the building.

And ONE THOUSAND ONE HUNDRED AND EIGHTY-EIGHT / TEN THOUSANDTHS (1,188/10,000°) of common areas special to the lifts.

LOT No. ONE HUNDRED AND SEVENTEEN (117)

Offices on the third floor of the building.

The FIVE HUNDRED AND SIXTY-ONE/ TEN THOUSANDTHS (561/10,000°) of the general common areas.

The SIX HUNDRED AND TWENTY-SEVEN / TEN THOUSANDTHS (627/10,000°) of common areas special to the building.

And FIVE HUNDRED AND EIGHT FIVE / TEN THOUSANDTHS (585/10,000°) of common areas special to the lifts.

20

LOT No. ONE HUNDRED AND EIGHTEEN (118)

Offices on the third floor of the building

The SEVEN HUNDRED AND EIGHTY-THREE/ TEN THOUSANDTHS (783/10,000°) of the general common areas.

The EIGHT HUNDRED AND SEVENTY-FIVE / TEN THOUSANDTHS (875/10,000°) of common areas special to the building.

And EIGHT HUNDRED AND SEVENTEEN / TEN THOUSANDTHS (817/10,000°) of common areas special to the lifts.

As said assets have been described in the terms of the descriptive record of division set forth hereinafter and as it ensues from the plans appended hereto, with all fixtures that may be part thereof.

6.8.	Statement of surface areas

SURFACE AREA WARRANTY

For the application of Section 46 of the Act of 10 July 1965 arising from Act No. 96-1107 of 18 December 1996, the Vendor represents that the global surface area of the lots sold meeting the features of said Act is 3,460 sq. m. and the allocation per lot is as follows:

Lot No. 114: 699 sq.m.

Lot No. 115: 914 sq.m.

Lot No. 116: 947 sq.m.

Lot No. 117: 373 sq.m.

Lot No. 118: 527 sq.m.

The Vendor represents that Mr Pierre LAROUSSINIE, chartered surveyor, in Marseille 13006, 77 rue Dragon, made measurements in accordance with the provisions of Decree No. 97-532 of 23 May 1997 as evidenced by certificates that he drew up on 14 October 2014 appended hereto.

(Schedule 4. Carrez Act Certificates)

If the surface area happened to be more than one twentieth less compared with the surface area expressed above, the Vendor might have, at the Purchaser’s request, to accept a decrease of the lot in question pro rata the lesser measurement. It is specified that the Purchaser must bring the legal action to decrease the price within a one year period as from the date hereof.

The undersigned notary has reminded the parties of the provisions of Articles 4-1, 4-2 and 4-3 of the Decree of 17 March 1967 relating to the definition of the surface area of a common hold lot:

-	The surface area of the private area of a lot or a fraction of a lot mentioned in Section 46 of the Act of 10 July is the surface area of floors of the roofed and closed premises after deduction of surface areas taken up by walls, partitions, steps, stairwells, ductwork door and window frames. Account shall not be taken of the floors of parts of premises of a height less than 1.80 sq.m.

21

-	Lots or fractions of lots of a surface area less than 8 sq. m. shall not be taken into account to calculate the aforementioned surface area; the surface area thereof that may be specified is thus not warranted.

The consistency and the configuration, both within and outside the Real Property Assets sold, arise:

Architect’s plans drawn up in October 2013 by Mr Jean-Michel BATTESTI, Cabinet Jean Michel BATTESTI Architectes et associés, a limited liability company of architecture, having its registered office in 37 Boulevard Herriot, Marseille 13008, and provided in the Information Package.

7.	PRIVITY OF CONTRACT (effet relatif)

Purchase by Foncière Urbane of a plot recorded on the land register at Section 811 E, No. 68 pursuant to a deed recorded by Maître Guillaume REY, civil law notary and partner in Marseille, on 15 February 2008, of which a notarised copy was registered with the mortgage registry of Marseille, 1st office, on 20 March 2008, volume 2008 P, number 1959,

Purchase by Foncière Urbane of a plot recorded on the land register at Section 811 E, No. 89 pursuant to a deed recorded by Maître Olivier SANTELLI, civil law notary and partner in Marseille, on 24 and 26 January 2012, of which a notarised copy was registered with the mortgage registry of Marseille, 1st office, on 22 February 2012, volume 2012 P, number 2032,

Recording of the general transfer of assets and liabilities of Foncière Urbane to F PROJET pursuant to a deed recorded by Maître Martine AFLALOU-TAKTAK, civil law notary and partner in Marseille, on 14 May 2013, of which a notarised copy was registered with the mortgage registry of Marseille, 1st office, on 5 June 2013, volume 2013 P, number 3465.

8.	TERMS AND CONDITIONS

The general terms and conditions of this deed are set forth in the second section hereof.

9.	TITLE – POSSESSION

9.1.	Title

Title to the sold Property shall transfer to the Purchaser on the date hereof.

9.2.	Possession

The Purchaser shall take possession of the Property on the same date, i.e.

-             By actually taking possession of the part of the Real Property Assets that is not leased or occupied (lot no. 117 and parking spaces) ; and

22

-             By collecting rent or payments in respect of the other Real Property Assets leased to the "POLE EMPLOI" pursuant to a deed signed before Me Guillaume Rey, civil law notary in Marseille on 7 November 2011, followed by three (3) riders established by private deed. The first of said riders was signed in Marseille on 16 May 2014, the second on 10 July 2014 and the third on 18 November 2014.

The lease and the riders thereto shall be discussed in more detail in the second Section of this Deed in Article17.1. Presentation of the rental situation –Pôle Emploi Lease.

10.	PRICE

10.1. Price

This sale has been agreed and accepted for the purchase price (including all taxes and all notarial and registration charges) of THIRTEEN MILLION ONE HUNDRED AND FORTY THOUSAND EURO ……………€13,140,000.00

The price consists of:

- The ex-tax price, which will be used as the basis for calculating value added tax, i.e. TEN MILLION NINE HUNDRED AND FIFTY THOUSAND EURO ……………………………………………………… €10,950,000.00

- And the value added tax of 20.00%, calculated on the basis of the ex-tax price, i.e. TWO MILLION ONE HUNDRED AND NINETY THOUSAND EURO ………………………………………………………€2,190,000.00

Which amounts to the principal price of THIRTEEN MILLION ONE HUNDRED AND FORTY THOUSAND EURO ……………………………………………………………… €13,140,000.00

10.2. Payment of the price – Statement regarding the origin of funds

Payment of the Price

The Purchaser has today paid the above agreed price in full, in the following manner:

-             The sum of FIVE HUNDRED AND FORTY SEVEN THOUSAND FIVE HUNDRED EURO (€547,500) paid now through the release of the deposit deposited by the Purchaser in favour of the Vendor prior to the date hereof, as shown in the accounts of the participating civil law notary,

-             The sum of TWELVE MILLION FIVE HUNDRED AND NINETY TWO THOUSAND FIVE HUNDRED EURO (€12,592,500) paid now, as shown in the accounts of the participating and undersigned civil law notaries.

Statement regarding the origin of funds

The Purchaser declares that this payment was made in the following manner:

- The sum of seven million three hundred and forty thousand Euro (€7,340,000.00) using its personal funds;

23

- the sum of five million eight hundred thousand Euro (€5,800,000.00) from funds originating from a loan (the "Loan") for a maximum amount in principal of fifty million Euro (€50,000,000.00), which the Purchaser, along with other borrowers, obtained from DEUTSCHE PFANDBRIEFBANK AG, a company incorporated under German law with capital of €380,376,059.67, whose registered office is located at Freisinger Straβe 5, Unterschleiβheim (85716), Germany, registered under number HRB 41054 with the Munich District Court B (Germany); said company having a French branch, which is located at 11, rue Saint-Georges, 75009 Paris, which is registered on the Trade and Companies Register of Paris under unique registration number 487 699 175 RCS [Trade and Companies Register] Paris (hereinafter the "Lender"), pursuant to a deed signed on 29 December 2014 before Me Etienne Pichat, civil law notary in partnership in Paris 75008, (the "Loan Agreement"), which includes a purchase subtranche of five million eight hundred thousand Euro (€5,800,000.00)(the "Purchase Allocation"), which is to be used by the Purchaser to partially finance the ex-tax purchase price of the Real Property Assets.

In the Loan Agreement, the Purchaser undertook to use the sum of five million eight hundred thousand Euro (€5,800,000.00) from the Purchase Allocation to finance part of the purchase price for the Real Property Assets to allow the Lender to benefit from a lender's lien over the Real Property Assets, as well as any structures, extensions and improvements that may be made thereto, as well as all fixtures, without exception or reservation, pursuant to paragraph 2 of Article 2374 of the French Civil Code.

The Vendor acknowledges receipt of the sum of thirteen million one hundred and forty thousand Euro (€13,140,000.00), paid as indicated above.

FOR WHICH RECEIPT IS DULY GIVEN

11.         VENDOR’S WAIVER OF LIEN AND TERMINATION ACTION– LENDER’S LIEN

Vendor’s waiver of lien and termination action

As a result of the above payment, the Vendor declares that it unreservedly waives all rights to termination action and liens in respect of the Real Property Assets.

Lender’s lien ("Privilège de prêteur de deniers")

As a result of the representations and warranties contained in the Loan Agreement referred to above and in the receipt contained herein respectively, both of which established in notarised form, the Lender legally benefits from the lien set forth in paragraph 2 of Article 2374 of the French Civil Code, which guarantees the reimbursement of the part of the Loan that is used to pay part of the Price i.e. the sum of five million eight hundred thousand Euro (€5,800,000.00) in principal, plus incidentals, as set forth in the Loan Agreement.

24

The lender’s lien shall be registered by the appropriate property registration service in the following manner:

SECURITY

The sum of five million eight hundred thousand in principal	€5,800,000.00

Interest and commission, whose ranking is protected by law	Registered

And debt incidentals, including but not limited to: - (i) agreed commissions, - (ii) default interest for any late payment of sums that are payable, - (iii) charges (all sums due by way of an indemnity, including in the event of early repayment, damages and penalties, creditor’s travel costs, outstanding debt assignment costs, commission fees, litigation costs, procedural costs, compensation in the event of a court order, etc.), - (iv) taxes connected to the sums that are payable,- (v) insurance premiums, - (vi) expenses (expenses connected to obtaining title, registration fees and registration renewal fees, enforcement costs and litigation costs, etc.), estimated at eight percent (8%) of the principal amount: i.e four hundred and sixty four thousand Euro	€ 464,000.00

Total amount to be registered: SIX MILLION TWO HUNDRED AND SIXTY FOUR THOUSAND EURO	€6,264,000.00

Pursuant to Article 2434 of the French Civil Code, this registration shall apply until the expiry of a one year period after the final Loan payment date, i.e. until 29 December 2020 and shall have priority over all other registrations in favour of third parties.

Likewise, the Lender and the Purchaser have agreed that in the event that on such date the Lender and/or its successors and/or assigns remain creditors of the Purchaser under the Loan Agreement, a renewal of the registrations over the Real Property Assets shall be requested in favour of the Lender and/or its successors and/or assigns, at the Purchaser’s expense, which the Purchaser accepts.

25

12.	ORIGIN OF FUNDS

In accordance with the provisions of the Anti-Money Laundering Act No. 90-614 of 12 July 1990, codified by Articles L. 561-1 to L. 672-4 of the French Monetary and Finance Code (Code Monétaire et Financier), of which the Purchaser declares that it has in-depth knowledge, the Purchaser declares:

-             that the funds used by the Purchaser do not originate from drug trafficking, fraud affecting the financial interests of the European Communities, corruption or organised criminal activities or activities that might contribute to financing terrorism (first paragraph of Article L. 562-2.1).

-             That the transactions envisaged hereunder do not relate to sums that could originate from drug trafficking, fraud affecting the European Communities' financial interests, corruption or organised criminal activities or activities that might contribute to financing terrorism (first paragraph of Article L. 562-2.2).

13.	ESCROW AGENT APPOINTMENT

13.1. "Compliance" Escrow Agent

To ensure that the Vendor provides the attestation of non-contesting of compliance of the Property Complex.

The parties agree to deposit the sum of EIGHTY TWO THOUSAND ONE HUNDRED AND TWENTY FIVE EURO (€82,125.00), which represents 0.75% of the ex-tax price hereunder, with Me Martine Aflalou-Taktak, participating civil law notary, by deducting such sum from the purchase price of this sale.

It being hereby specified that by crediting this sum to the escrow account opened by the Notarial Office, the participating notary shall be deemed to have accepted this assignment.

The parties hereby agree that the escrow agents’ duties shall duly and validly terminate once the escrow amount has been paid:

- Directly to the Vendor, without the Purchaser’s presence, once it has been established that the aforementioned condition has been satisfied by 31 March 2015 at the latest. This may be established through an ordinary letter from the Purchaser.

- To the Purchaser if, by 31 March 2015, no evidence has been provided to demonstrate that the aforementioned condition has been satisfied.

- To the Caisse des dépôts et consignations in the event of a dispute.

The escrow agent alone shall assess the evidence provided and may request to be relieved from his/her duties at any time by notarised deed.

As security for its undertaking and pursuant to Article 2333 of the French Civil Code, the Vendor specifically grants a lien and pledge in respect of the aforementioned escrow amount in favour of the Purchaser until such time as the aforementioned undertaking has been performed, which the Purchaser accepts. The escrow deposit shall have no bearing on the fact that the Purchaser has paid the purchase price in full, the acknowledgement of receipt set forth hereinabove being final.

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13.2 "Snag Remedy" Escrow Deposit

To ensure that the Vendor provides the following documents to the Purchaser:

- discharge of the remedying of the snags of the open space on the 3rd floor,

- proof that snags were withdrawn with the tenant following Pôle Emploi’s taking possession of the leased premises under the POLE EMPLOI Lease and riders relating to the Real Property Assets (hereinafter the "Lease"):

. on 10 July 2014 for the part of the leased premises defined in the Lease as lot No. 1;

. on 18 November 2014 for the part of the leased premises defined in the Lease as lot No. 2;

The parties agree to deposit the sum of EIGHTY TWO THOUSAND ONE HUNDRED AND TWENTY FIVE EURO (€82,125.00) (representing 0.75% of the ex-tax purchase price hereunder) with Me Martine Aflalou-Taktak, participating civil law notary, by deducting such sum from the purchase price of this sale.

It being hereby specified that by crediting this sum to the escrow account opened by the Notarial Office, the participating notary shall be deemed to have accepted this assignment

The parties hereby agree that the escrow agents’ duties shall duly and validly terminate once the escrow amount has been paid:

- Directly to the Vendor, without the Purchaser’s presence, once it has been established that the aforementioned condition has been satisfied by 31 March 2015 at the latest. This may be established through an ordinary letter from the Purchaser.

- To the Purchaser if, by 31 March 2015, no evidence has been provided to demonstrate that the aforementioned condition has been satisfied.

- To the Caisse des dépôts et consignations in the event of a dispute.

The escrow agent alone shall assess the evidence that provided and may request to be relieved from his/her duties at any time by notarised deed.

As security for its undertaking and pursuant to Article 2333 of the French Civil Code, the Vendor specifically grants a lien and pledge in respect of the aforementioned escrow amount in favour of the Purchaser until such time as the aforementioned undertaking has been performed, which the Purchaser accepts. The escrow deposit shall have no bearing on the fact that the Purchaser has paid the purchase price in full, the acknowledgement of receipt set forth hereinabove being final.

13.3 "Provision of Lease Documents" Escrow Deposit

To ensure that the Vendor provides the following documents to the Purchaser:

- written confirmation that the technical documents provided for in the Lease and its riders have been provided to Pôle Emploi following completion of the Property

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- the technical documents provided for in the Lease and its riders and provided to Pôle Emploi as well as the certificate issued by the structural damage insurer confirming payment of the final premium and the date of receipt;

The parties agree to deposit the sum FIFTY FOUR THOUSAND SEVEN HUNDRED AND FIFTY EURO (€54,750.00) (representing 0.50% of the ex-tax purchase price hereunder) with Me Martine Aflalou-Taktak, participating civil law notary, by deducting such sum from the purchase price of this sale.

It being hereby specified that by crediting this sum to the escrow account opened by the Notarial Office, the participating notary shall be deemed to have accepted this assignment.

The parties hereby agree that the escrow agents’ duties shall duly and validly terminate once the escrow amount has been paid:

- Directly to the Vendor, without the Purchaser’s presence, once it has been established that the aforementioned condition has been satisfied by 31 March 2015 at the latest. This may be established through an ordinary letter from the Purchaser.

- To the Purchaser if, by 31 March 2015, no evidence has been provided to demonstrate that the aforementioned condition has been satisfied.

- To the Caisse des dépôts et consignations in the event of a dispute.

The escrow agent alone shall assess the evidence that provided and may request to be relieved from his/her duties at any time by notarised deed.

As security for its undertaking and pursuant to Article 2333 of the French Civil Code, the Vendor specifically grants a lien and pledge in respect of the aforementioned escrow amount in favour of the Purchaser until such time as the aforementioned undertaking has been performed, which the Purchaser accepts. The escrow deposit shall have no bearing on the fact that the Purchaser has paid the purchase price in full, the acknowledgement of receipt set forth hereinabove being final.

13.4. Lease Guarantee - “Vacant Premises” Escrow Deposit

The Purchaser specifies that it is completing this purchase as a rental investment, based on a minimum annual rent of €72,410 (excluding taxes and service charges) (the " Minimum Rent") for the vacant premises within the Property, with a surface area of 373m² and six parking spaces (the " Vacant Premises")

The Parties agree that, as from the date hereof, the sale shall be accompanied by a rent guarantee in respect of the Vacant Premises for a period of TWENTY FOUR (24) months’ rent for the Vacant premises, i.e. (€144,820.00) (the “Guaranteed Amount”). The terms and conditions of said guarantee are set forth in Article 17.2. Vacant premises – Lease guarantee.

Consequently, the parties agree to deposit the sum of ONE HUNDRED AND FORTY FOUR THOUSAND EIGHT HUNDRED AND TWENTY EURO (€144,820.00) with Me Martine Aflalou-Taktak, the participating notary, by deducting such sum from the purchase price hereunder.

It being hereby specified that by crediting this sum to the escrow account opened by the Notarial Office, the participating notary accepts this assignment.

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This sum shall be deposited at the Caisse des Dépôts et Consignations, any interest that accrues thereon shall be in the Vendor’s favour.

The Vendor assigns this sum in favour of the Purchaser as a pledge and lien to secure payment by the Vendor of the sums that may be payable under the lease guarantee.

The escrow agent shall transfer the Sum as follows:

i.             To the Purchaser – the amount payable under the lease guarantee under the above conditions, upon presentation of an invoice issued by the Purchaser and accepted by the Vendor, until such time as all such Sum has been paid out,

ii.            To the Vendor – the remainder of the sums held by the escrow agent, upon written confirmation from the Vendor and approved by the Purchaser that all the Vacant Premises have been leased.

Given that pursuant to Article 1960 of the French Civil Code, in the event of a dispute the third party escrow agent, who cannot release the funds without both parties’ consent, shall, if a dispute arises between the parties, pay the Sum and the financial income thereon onto an account opened at the Caisse des Dépôts et Consignations and invite the parties to submit the dispute to the courts.

If transfers are made under the above conditions, this shall result in the complete discharge of the escrow agent

The terms and conditions of the lease guarantee are set forth herebelow at Article 17.2. Vacant premises – Lease guarantee

14.	REPRESENTATIONS REGARDING TAX

14.1.             Capital gains taxation

The VENDOR represents with regards to the company that it represents that:

-             the registered office of such company is located at the address stated at the beginning of this Deed,

-             said company is subject to corporation tax, having duly opted to that effect,

-             said company has shareholders that are also subject to corporation tax, pursuant to Article 206 of the French General Tax Code.

14.2.             VAT - Tax on the transfer of ownership

The Parties represent:

(i)             that they are both subject to VAT as defined in Article 256 A of the French General Tax Code,

(ii)            that the Sale falls within the scope of application of Article 257 I 2.2° of the French General Tax Code and consequently that the sale is subject to Value Added Tax and subject, in accordance with the provisions of Article 1594 F quinquies A, to the property registration levy,

(iii)           that said VAT, at the currently applicable rate of 20%, is included in the Purchase Price,

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(iv)             that the Vendor shall pay said VAT to the French Inland Revenue Department (Trésor public) less any deductibles to which it may be entitled on its CA3 tax return.

In this regard, it is hereby specified that the Vendor’s VAT payments are paid to the SIE PERPIGNAN REART TAX OFFICE, TSA 70006, 24 Avenue de la Côte Vermeille, 66961 Perpignan Cedex 9 where it is registered under SIRET number 75087234300017.- to the property registration levy at a reduced rate as provided for under Article 1594 F quinquies A, which is payable by the Vendor.

14.3.             VAT calculation

The tax base for calculating the tax that is payable on this transfer consists of the ex-tax price for this sale, i.e. TEN MILLION NINE HUNDRED AND FIFTY THOUSAND EURO (€10,500,000.00).

14.4.             Calculation of taxes and other charges

The parties reiterate that as an exception to Article 1593 of the French Civil Code, this property sale has been agreed “acte en mains”, i.e. all taxes, notarial and registration charges are to be paid by the Vendor.

The tax base for calculating the tax payable on this transfer consists of the ex-tax price for this sale, i.e. TEN MILLION NINE HUNDRED AND FIFTY THOUSAND EURO (€10,500,00.00) less the costs connected to this deed which have been estimated at TWO HUNDRED AND TWENTY THREE THOUSAND EURO (€223,000.00), i.e. TEN MILLION SEVEN HUNDRED AND TWENTY SEVEN THOUSAND EURO (€10,727,000.00).

TAXABLE BASE €10,726,000.00	TAX BASE	RATE	TAX
Tax	€10,727,000.00	0.70%	€75,089
State tax	€75,089.00	2.14%	€1.607
TOTAL			€76,696

15.	LAND REGISTRATION

This deed shall be subject to combined registration/publication formalities at the MARSEILLE 13001 Property Registration Service:

Property Registration/Publication fee provided for under Article 879 of the French General Tax Code: THIRTEEN THOUSAND ONE HUNDRED AND FORTY EURO (€13,140.00).

CLOSING STATEMENT

The undersigned notary confirms that the standard section of this deed contains all statements necessary for the publication and the calculation basis for taxes and other charges.

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END OF THE STANDARD SECTION

SECOND SECTION

16.         RECITALS AND PARTIES’ INTENTION

Economics of the operation

Prior to signing this agreement, the Vendor has made available in good faith to the Purchaser an Information Package that groups together the important documents and main information in its possession relating to the Real Property Assets so that it can analyse it, carry out its own investigations with the help of its advisors and assess the legal, lease, tax, environmental and technical situation of the Real Property Assets.

It is thus with full knowledge of the facts and in consideration of the information made available or that it was able to look for itself, its analyses and its own assessment of the risks related to the purchase, possession and management of Real Property Assets that it has agreed to sign this Deed of Sale.

The Vendor specifies that the fact that the Purchaser has completed an in-depth study of the Real Property Assets and the fact that the Purchaser has been able to make its own assessment of the risks related to the purchase, possession and management of said assets constitute elements that determined its choice to enter into this Deed of Sale under the conditions set forth herebelow.

The Purchaser considers the Vendor’s status and the content of the Information Package to be reasons that determined its intention to purchase the Real Property Assets in accordance with the conditions hereunder.

In consequence, the Purchaser represents that it accepts the property as-is without any warranty by the Vendor of any kind by it, other than the warranty of quiet enjoyment provided for in Article 1626 of the French Civil Code (Code civil), subject to the statutory warranties that the Vendor cannot escape. The Purchaser agrees to personally attend to the constraints, substandard performances and apparent or hidden defects of any legal, tax, physical or technical natures affecting or that are liable to affect the Real Property Assets, subject to the representations and warranties provided for in this deed.

The parties declare that the statements contained hereto are inherent to this Deed and form a whole and indivisible part of their agreements.

The information provided to the Purchaser shall be updated prior to the Completion of the Sale based on the change in the situation of the Real Property Assets and the Vendor’s Representations shall also be updated in consideration of the new situation thus established on the same date.

The list of documents set out in the Information Package is appended hereto.

(Schedule 5. List of the Information Package).

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Transmission of the rights and obligations under the promise to sell

Pursuant to a deed signed before Me Martine Aflalou-Taktak, participating civil law notary on 16 October 2014, the Vendor entered into a promise to sell relating to the Real Property Assets along with ARC GLOBAL (Luxembourg) HOLDINGS S.A.R.L., a company incorporated under Luxembourg law, with share capital of €12,500, having its registered office at 9A Boulevard Prince Henri, Luxembourg L-1742, registered with the Luxembourg Trade and Companies Register under number B 190960, hereinafter referred to as the "Substituted Party". Said promise to sell contained a right of substitution.

According to the promise to sell, the Substituted Party paid a security deposit in the sum of FIVE HUNDRED AND FORTY SEVEN THOUSAND FIVE HUNDRED EURO (€547,500.00).

This sum was deposited with Me Martine Aflalou-Taktak and was to be used to pay part of the purchase price in the event that the Real Property Assets were sold.

The Purchaser hereby specifies that the Purchaser has replaced the Substituted Party and shall benefit from all the rights and obligations under said promise to sell.

This substitution was agreed free of charge, but the Purchaser is required to repay the security deposit directly to the Substituted Party.

17.	RENTAL SITUATION

17.1         Presentation of the rental situation – Pole Emploi Lease

17.1.1 Lease in favour of POLE EMPLOI

As indicated in Article 9 TITLE – POSSESSION above, the Vendor represents that it has already signed a lease in favour of “POLE EMPLOI” according to the terms of a deed signed before Maître Guillaume REY, civil law notary in Marseille, on 7 November 2011.

Three riders to said lease were entered into by private agreement: the first rider was signed in Marseille on 16 May 2014, the second on 10 July 2014 and the third on 18 November 2014

17.1.2 Rider number 1

Rider number 1 dated 16 May 2014 stipulates, inter alia, that the premises that are the subject of the lease are divided into two lots:

1 – Set forming “lot number 1”

A set of premises situated on the ground, 1st and 2nd floors, consisting of the following:

-	759 m2 SHON ("adjusted gross floor area") on the ground floor,
-	1,060 m2 SHON on the 1st floor,
-	1,080 m2 SHON on the 2nd floor.

And 78 parking spaces (44 spaces on G-3, 34 spaces on G-2), i.e. all spaces on G-3 and spaces on G - 2 to be determined when the lease takes effect at the latest.

As identified on the plans constituting Schedule 4 of the lease signed on 7 November 2011.

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2 – Set forming “lot number 2”:

-	579 m2 SHON on the 3rd floor (as identified on the plans that appear at Schedule 3 of rider 1, supplementing schedule 4 of the lease)

It being hereby specified that, as the descriptive record of division established in accordance with Article 6.6 Legal organisation of the real property assets demonstrates:

-	The premises on the ground floor form lot number 114,
-	The premises on the 1st floor, lot number 115,
-	The premises on the 2nd floor, lot number 116,
-	And the premises on the 3rd floor, lot number 118.

17.1.3 Rider number 2

Under Rider no.2, the Tenant confirmed that it took possession of the premises that form "Lot number 1", as described in the Lease and rider number 1.

The effective date of the lease over "Lot number 1" was set at 10 July 2014.

The annual rent of "Lot number 1" amounts to €565,240.00 ex-tax i.e. €678,288.00 all taxes included, and a rent supplement of €130,455.00 ex-tax i.e. €156,546.00 all taxes included, i.e. an annual total of €695,695.00 ex-tax i.e. €834,834.00 all taxes included, to be paid in advance each calendar quarter in four quarterly instalments of €208,708.50 (all taxes included) each, i.e. on 1st January, 1st April, 1st July and 1st October of each year.

A provision for charges estimated at 10% should be added to this rent, in accordance with the terms of the lease.

The first rent payment, calculated on a pro rata basis for the period from 10 July 2014 to 30 September 2014 amounted to €188,291.36 for rent plus €12,748.62 as a provision for charges.

17.1.4. Rider number 3

Under Rider no.3 dated 18 November 2014, the Tenant confirmed that it took possession of the premises that form "Lot number 2", as described in the Lease and rider number 1, which partly consists of the premises on the third floor (lot number 118 on the descriptive record of division).

The annual rent for "Lot number 2" amounts to €98,430.00 ex-tax i.e. €118,116.00 all taxes included, and a rent supplement of €26,055.00 ex-tax i.e. €31,266.00 all taxes included, i.e. an annual total of €124,485.00 ex-tax and €149,382.00 all taxes included, to be paid in advance each calendar quarter in four quarterly instalments of €37,345.50 (all taxes included) each, i.e. on 1st January, 1st April, 1st July and 1st October of each year.

The first payment, calculated on a pro rata basis for the period from 18 November 2014 to 31 November 2014 amounted to €17,454.96 for rent plus €1,150.13 as a provision for charges.

17.1.5. Effective Date of the Lease

Under Rider no.3, the parties decided to standardise the effective dates of the Lease as 10 July 2014 and therefore the Lease shall have a term of nine (9) firm and consecutive years commencing on 10 July 2014 and terminating on 9 July 2023.

The first total rent indexation for the lease (lots 1 and 2) shall take place on 9 July 2015.

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The Purchaser hereby declares that it has read and understood the terms of the Lease, including the three riders thereof. It acknowledges that it is subrogated outright to the terms and obligations of the Vendor in this respect.

A copy of the Lease, its schedules, riders and delivery reports relating to the premises was provided to the Purchaser in the Information Package.

The Vendor also represents:

-	that it has provided and forwarded all information and all important documents in its possession relating to the lease situation of the Real Property Assets to the Purchaser,
-	that the rents are not encumbered by any pledge, assignment, delegation, garnishee proceedings-allocation or other security interest,
-	that no sublease or other occupancy or assignment has been authorised, apart from those, where applicable, authorised under the Lease,
-	that the Tenant has not sent it any written request to renegotiate rents and charges,
-	that it has not agreed to any display contract,
-	that there is no dispute and/or disputed claim and/or threat of disputed claim with the Tenant.

17.1.6. Security deposit - Guarantee

Pole Emploi a national public institution referred to in Article L 5312-1 of the French Employment Code is exempt from providing any bank guarantee or security deposit.

17.1.7. Rent/pro rata/unpaid rent

The Vendor declares that the tenant is up-to-date on its rent payments.

The Parties have today calculated the pro rata rent owed by Tenants and payable to the Purchaser between the date hereof and the final date of the current calendar quarter.

The Vendor today pays the total pro rata rent (ex-tax) owed by Tenants and payable to the Purchaser, i.e. SIX THOUSAND SEVEN HUNDRED AND FORTY ONE EURO AND TWENTY ONE CENTS (€6,741.21) to the Purchaser, via the accounts of the undersigned and participating civil law notaries, which the Purchaser acknowledges and the Purchaser confirms receipt thereof.

The Vendor hereby specifies that as at the date hereof the Vendor has not invoiced for the rent for the first quarter of 2015 and that the Purchaser, now landlord, shall be responsible for doing so.

17.1.8. Charges / Adjustment of recoverable charges for the previous years.

Adjustment of recoverable charges for the current year:

In light of the date hereof, the Vendor shall be personally responsible for adjusting the charges for the year 2014.

The Vendor declares that the only charges billed to the tenants are the common hold charges, which are reinvoiced in full.

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17.1.9. Pending legal proceedings with the Tenant.

The Vendor represents and warrants that as at the date hereof, no disputes with the tenant, of any kind whatsoever, are pending before the courts.

17.2	Vacant premises – Lease Guarantee

17.2.1	Principle of the Vendor’s financial obligation

The purpose of this lease guarantee is to guarantee that the Purchaser will receive Minimum Rent, whether through:

-            the rent actually paid by the tenant under the Lease that has taken Effect, as said term is defined hereinafter; and/or

-            amounts paid by the Vendor under this lease guarantee. In this case, the Vendor and the Purchaser expressly represent that (i) said amounts shall be paid as compensation for the sole purpose of remedying the loss caused to the Purchaser by the inadequacy or lack of Minimum Rent, (ii) that it is not consideration for delivery of an asset or a service and (iii) that it shall, in consequence, not fall within the scope of VAT.

Under said guarantee, the Vendor shall thus guarantee the Purchaser, within the limit of the Guaranteed Amount, that it shall be paid compensation to make up the difference between the Minimum Rent and the Rent Actually Owed.

To guarantee any payments that may be due by the Vendor in favour of the Purchaser, the sum of ONE HUNDRED AND FORTY FOUR THOUSAND EIGHT HUNDRED AND TWENTY EURO (EUR 144,820.00) has been placed in escrow today in the accounts of the participating civil law notary, as indicated above.

For the purposes of this lease guarantee, it is specified as follows:

-            Rent Actually Owed by the tenant(s), for the application of this lease guarantee, means the rent, excluding tax and excluding charges, owed by the tenant(s) for the Lease(s) that took Effect during the guarantee Period.

-            Lease(s) that took Effect, for the implementation of this lease guarantee, means a lease (leases) negotiated, drawn up and signed in accordance with the provisions of the “Signature of the lease (leases)” Article herebelow, for which the tenant took possession of Vacant Premises, paid its security deposit (or provided a surety bond or first demand bank guarantee replacing the security deposit) and its first main rent instalment. Furthermore, any lease signed for which a security deposit has been paid, for which the tenant took possession of Vacant Premises and covered by a rent exemption covered by the lease guarantee shall be deemed to be a Lease (Leases) that took Effect.

-            regarding exemptions and other like advantages, if the Vendor, as part of its marketing assignment, accepted a rent exemption or a support measure (reductions of rent, work requested by the prospective tenant payable by the Purchaser, etc.) requested by a prospective tenant and approved by the Purchaser, it shall bear the cost thereof under the lease guarantee.

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17.2.2	Methods for calculating the lease guarantee

The amounts owed shall be obtained using the following calculation, such that the Rent(S) Actually Owed by the tenant(s) shall be deducted from amounts that the Vendor owes the Purchaser under this lease guarantee.

SD = RM – L

Where:

SD represents: the amounts, excluding taxes and excluding charges, owed by the Vendor for the period in question (calendar quarter or fraction of calendar quarter) under this lease guarantee;

RM represents the Minimum Rent, i.e. for the period in question (calendar quarter or fraction of calendar quarter), the minimum rent, excluding taxes and excluding charges, to be paid to the Purchaser under this lease guarantee.

L represents the Rent Actually Owed

17.2.3    Methods for paying the lease guarantee

As stated above, the amounts that the Vendor owes the Purchaser under this lease guarantee shall be paid quarterly in advance in accordance with the terms and conditions hereinafter.

-            The Purchaser shall send an invoice to the Vendor which shall be payable on the first day of each calendar quarter and for the first time on the Transfer Date.

-            The total guaranteed sums shall be calculated on a pro rata basis, by taking account of the Lease that took Effect.

17.2.4    Term

The lease guarantee shall expire on the first of the two following dates:

-	Twenty-four (24) months as from the Transfer Date or,

- The date on which all of the Vacant Premises are covered by one or more leases having taken effect in accordance with the conditions set forth hereinabove.

17.2.5    Term

The Purchaser consents, as from today’s date, to the Vendor marketing the Vacant Premises, with the right for the Vendor to grant sub-assignments but at its sole financial expense. The lease relating to the Vacant Premises must be approved and signed in accordance with the conditions set forth in the below article “Signature of the lease (leases)”.

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All marketing and advertising expenses and fees owed to agents (apart from any other expenses and, in particular, fees that might be owed to the parties’ advisors for the negotiation and signing of the lease) shall be payable by the Vendor.

17.2.6	Signature of the lease (leases)

The features of the lease or leases relating to the Vacant Premises shall be those set out in the template appended hereinafter (Schedule 6 - Lease Template), apart from exemptions agreed by mutual agreement between the Vendor and the Purchaser and in addition those following:

i.	Description of the leased premises: all of the Vacant Premises.

ii.	Term of the lease (leases): Nine (9) year term that provides for a right to terminate at the end of a three year period in favour of the lessee in accordance with the provisions of Article L. 145-4 (2) of the Commercial Code, with the lessee’s waiver of its right of termination at the end of the first three year period.

Once a prospective tenant(s) has/have been identified, with which the Vendor had agreed on the main conditions of the lease(s), the Vendor shall inform the Purchaser which:

-	may accept the prospective tenant(s) and the conditions of the planned lease (leases). The Purchaser shall then take part, alongside the Vendor, with negotiations of the lease(s) with the prospective tenant. However, only the Purchaser may, as from the Transfer Date, sign the lease (leases) in its capacity as owner of the Property. Prior to the Transfer Date, any signing of a lease (leases) by the Vendor must have been approved in advance by the Purchaser in writing; or
-	shall have the right to refuse the proposed prospective tenant or the conditions of the planned lease(s). The Vendor must then look for a new prospective tenant(s) or obtain new conditions.

18.	TERMS AND CONDITIONS OF SALE

This Sale is agreed and accepted under the legal terms and conditions in such matters and those stipulated in this Deed, which the Purchaser expressly undertakes to perform, i.e.:

18.1	Condition of the Real Property Assets

The Purchaser shall accept the Real Property Assets sold as they are on the day set for taking possession, without being able to bring any claim or legal action for payment of amounts paid by mistake (répétition) against the Vendor on account of the poor condition of the ground or subsoil, diggings or excavations, party walls, fences, common ownership, view, light, passage, non-alignment, apparent or hidden defects.

18.2	Quiet enjoyment

The Purchaser shall enjoy the warranty of quiet enjoyment organised under Article 1626 of the Civil Code.

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18.3	Surface area of the land footprint

The Vendor does not give the Purchaser any warranty relating to the surface area of the Land Footprint; any error in surface area, be it more or less, even if it exceeds one twentieth, must benefit the Purchaser or be to its loss.

18.4	Surface area of buildings

The Vendor does not give the Purchaser any warranty relating to the surface area of buildings; any error in surface, be it more or less, even if exceeds one twentieth, must benefit the Purchaser or be to its loss, unless Section 46 of the Act of 10 July 1965 referred to above applies.

Pursuant to said article, any contract recording or confirming the sale of a lot or partial lot shall indicate the surface area of the private areas of said lot or partial lot. The deed may be declared null based on the absence of any reference to the surface area.

These provisions do not apply to cellars, garages, parking spaces or lots or partial lots with a surface area of less than 8 meters squared.

The civil law notary, drafting this deed, has informed the parties that the Purchaser shall be entitled to put forward a claim seeking the revision of the price if the actual surface area of at least one lot is at least one twentieth lower than the surface area indicated herein and the parties acknowledge that they were informed of this possibility. In the event of several inaccuracies, there will be multiple claims, each price revision claim shall only relate to the value of the lot in question.

The price revision in question shall consist of decreasing the value of the lot in question proportionately to the smaller measurement.

The Purchaser must instigate the claim regarding the decreased value, if admissible, within a period of one year as from the date hereof, subject to being time barred.

The Vendor declares that it has not performed any work to the lots that could modify the surface area indicated in the first section of the deed.

The SHON and the SHOB [overall gross surface area], the useable surfaces areas and all other categories of surface areas, including those relating to land use authorisations or surfaces of any kind that may appear in the statements of surface areas that may or may not be issued by expert surveyors, have been provided for information purposes only and the Vendor has not given any guarantee in favour of the Purchaser in this respect.

The Purchaser formally notes this and declares that it will be personally responsible in this respect, at its risk, with no recourse to and no guarantee from the Vendor.

Pursuant to decree number 97-532 of 23 May 1997 (Article 4-3), Article 46 of Act no. 65-557 of 10 July 1965 is set forth herebelow word for word:

“Article 46: All unilateral undertakings to sell or purchase, all contracts recording or confirming the sale of a lot or partial lot shall specify the surface area of the private areas of such lot or partial lot. The deed may be declared null based on the absence of any mention of surface area.”

“This surface area is defined by decree of the Conseil d’Etat as stipulated in Article 47.”

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“The provisions of paragraph one above do not apply to cellars, garages, parking spaces, lots or partial lots with a surface area smaller than the threshold set by the decree of the Conseil d'Etat as provided for under Article 47.”

“The beneficiary in the case of an undertaking to sell, the promisor in the case of an undertaking to purchase or the purchaser can instigate an action for nullity, no later than one month after signature of the official deed of sale.”

“The signature of an official deed of sale specifying the surface area of the private part of the lot or partial lot constitutes the forfeiture of the right to initiate or continue an action for nullity in respect of the promise or contract that preceded it, based on the failure to specify such surface area.”

“If the surface area exceeds the surface area expressed in the deed, the surplus measurement shall not grant entitlement to any price supplement”.

“If the surface area is at least one twentieth lower than the surface area expressed in the deed, the vendor, at the purchaser’s request, shall incur a reduction in price proportionate to the lower measurement”.

“The purchaser must instigate any action to reduce the price within one year from the official deed of sale, under penalty of the claim being time barred”.

A certificate specifying the provisions of Article 46 of Act number 65-557 of 10 July 1965 has, at this very moment, been provided by the undersigned civil law notary to the Purchaser and Vendor who acknowledge receipt thereof and duly and validly release the civil law notary from liability in this respect.

18.5	Intended use

The Vendor represents that the premises are for office use and the underground parking spaces.

18.6	Easements

The Purchaser shall accept all negative, apparent or hidden, continuous or discontinuous easements that may encumber the Property Complex, except to challenge them and to enjoy positive easements, if any, at its risks, without claim against the Vendor, which represents, as far as it is aware, that there is no easement encumbering the Real Property Assets, apart from that which may arise from the natural location of the premises, town planning, the law, common hold rules or those, where applicable, that may be recalled hereunder and that it has not created any easement.

The Vendor represents, as far as it is aware, that no easement encumbers the property complex other than those that may arise from the natural location of the premises, town planning or the law, apart from those recalled hereinafter:

Considering the building project of FONCIERE URBANE in whose rights F PROJET has been subrogated in relation to the plot recorded on the land register at Section 811 E No. 68, it requested authorisation from the City of Marseille to create various easements on the plot recorded on the land register at 811 E 83 owned by the City of Marseille adjoining plot E 68 and corresponding to “Pôle Média de la Belle de Mai”.

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More specifically, said project entails the creation of openings, views and emergency exists on the tenement of the City of Marseille.

The following easements have been created on plot 811 E 83:

1)	Common courtyard easement,
2)	Emergency exit easements,
3)	Views and openings easement.

According to a deed signed before Me Guillaume Rey, civil law notary in Marseille, on 27 July, 3 and 5 August 2011, recorded by the property registration service of Marseille, 1st office, on 3 October 2011, volume 2011 P number 7534.

As required, the Vendor also represents that, for connection of the property to the electricity supply network, it has signed a fitting out and easement agreement with ERDF (Electricité Réseau Distribution France) of 23 April and 2 May, of which a copy is appended to the deed containing the filing of documents, descriptive record of division and common hold rules recorded by Maître Martine AFLALOU, undersigned civil law notary, on 31 May 2013.

18.7	Environment

18.7.1	Declarations of Facilities Classified for Protection of the Environment

Considering the old presence on said land of a petrol pump / service station, a polluting activity subject to regulations applicable to Facilities Classified for Protection of the Environment and subject to authorisation, all of the information that SOCIETE DES PETROLES SHELL then provided to FONCIERE URBANE as well as the agreement they entered into in relation to the environmental risk, literally set forth in article 18.7.3 Reminder of the information and representations that SOCIETE DES PETROLES SHELL made to FONCIERE URBANE hereinafter, extracted from the deed of sale recorded by Maître Guillaume REY, on 15 February 2008, referred to in article 7 Privity of Contract above , should be noted.

In addition, the Vendor represents that the Real Property Assets does not have facilities or equipment listed as Facilities Classified for Protection of the Environment of the Decree 53-577 of 20 May 1953, as amended.

The Purchaser presents that it is perfectly familiar with said provisions.

18.7.2	Condition of the ground

Under Act No. 92-646 of 13 July 1992 relating to the Facilities Classified for Protection of the Environment, the undersigned Civil Law Notary draws the parties’ attention to the provisions of Article L. 514-20 of the French Environment Code (Code de l’Environnement) relating to Facilities Classified for Protection of the Environment, the purport of which is literally set forth hereinafter:

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“When a facility subject to authorisation or registration was operated on land, the vendor of said land is bound to inform the purchaser thereof in writing. It shall also inform, insofar as it is aware thereof, of important dangers or drawbacks arising from the operation.

If the vendor is the operator of the facility, it shall also inform the purchaser in writing if its business activity involved the handling or storage of chemical or radioactive substances. The deed of sale shall attest that said formality has been carried out.

Failing which, if contamination is discovered making the land unfit for its intended use as specified in the agreement, the purchaser may either, within a period of two years as from discovery of such contamination, apply to the courts seeking the cancellation of the sale or, as appropriate, seeking a partial refund of the sale price; the purchaser may also seek the rehabilitation of the site, at the vendor's expense, provided the cost of the said rehabilitation does not seem disproportionate in relation to the sale price.”

18.7.3	Reminder of the information and representations that SOCIETE DES PETROLES SHELL made to FONCIERE URBANE

An extract from the deed of sale by SOCIETE DES PETROLES SHELL to FONCIERE URBANE of the plot recorded on the land register at section 811 E number 68 recorded by Maître Guillaume REY, civil law notary, in Marseille on 15 February 2008 literally provides as follows:

“FORMER CLASSIFIED FACILITY

There was a former classified facility on the land covered by this agreement. In this regard, the promise to sell stipulated as is literally set forth hereinafter and which the parties reiterate:

“Under the provisions of Article L. 514-20 of the Environment Code recalled hereinafter:

“When a facility subject to authorisation or registration was operated on land, the vendor of said land is bound to inform the purchaser thereof in writing. It shall also inform, insofar as it is aware thereof, of important dangers or drawbacks arising from the operation.

If the vendor is the operator of the facility, it shall also inform the purchaser in writing if its business activity involved the handling or storage of chemical or radioactive substances. The deed of sale shall attest that said formality has been carried out.

Failing compliance, the purchaser may opt to take legal action to cancel the agreement or to obtain a refund of a part of the price; the purchaser may also request that the land be rehabilitated at the vendor’s expense when the cost of said rehabilitation does not seem to be out of proportion to the sale price.”

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The Vendor represents:

-	that it has operated on the Asset a fuel storage and distribution facility subject to declaration in accordance with the list of facilities drawn up by Decree No. 53-578 of 20 May 1953, as amended.

-	that the discontinuation of activity was declared to the Prefecture of Bouches du Rhône on 17 December 2003 in accordance with the provisions of Decree No. 77-1133 of 21 September 1977.

The Prefecture of Bouches du Rhône has acknowledged receipt of said declaration of discontinuation of activity by letter sent to the Vendor on 5 October 2007.

The extract of said letter, of which a copy shall be enclosed herewith, it being specified here that said letter was appended to the promise to sell, is literally set forth hereinafter:

“[…] by correspondence on 17 December 2003, you sent me a declaration of discontinuation of activity relating to the SHELL service station located at 24-28 rue Jobin, 13003 Marseille,

I have the honour of informing you, following review of said file by the Regional Director of Industry, Research and Environment, that I formally acknowledge the discontinuation of activity of the aforementioned facility.

I inform you that upon any excavation of materials on said site at the time of building of residential property or of a public access building, the concentration in total hydrocarbons, benzene, toluene, total ethyl benzenes and xylenes must be analysed.

In the event the concentrations of the aforementioned products exceeds the defined guideline value (valeur de constat d’impact, hereafter VCI) for a sensitive use, the excavated earth must then be eliminated in the appropriate sector (class 1, 2 or 3 technical burial centres)

In the event the concentrations of the aforementioned products are less than the defined guideline value (VCI), the excavated earth may be re-used as landfill on site.

Considering the existence of a former classified facility, the Vendor had the LISEC FRANCE company, having its registered office at 91 Avenue de la Liberté, Nanterre (92000) (Marseille agency, Immeuble Microméga, 58 rue Paul Langevin, 13013 Marseille) clean up the pollution and rehabilitate the site […].

LISEC FRANCE drew up an end of work report (study report number LIP-0004-05/RF of 31 October 2005).

A copy of said report, of which a copy was provided to the Purchaser prior to today’s date, is enclosed with and appended hereto. It is specified that said report has been appended to the promise to sell.

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An extract from said survey is literally set forth hereinafter:

“[…] The last air sampling campaigns (start of 2004) have revealed a sustainable stabilisation of the concentration in BTEX extracted from the subsoil.

The last three analyses on the air samples have not revealed pollutants (detection level = 1 µg).

Considering said favourable results, a decision has been taken, in agreement with the SOCIÉTÉ DES PÉTROLES SHELL, to stop the treatment by venting.

The network has been modified in three points (Pz1 Pz6 and Pz7) in order to re-inject the water treated by the stripping unit upstream from the source area. Said injection serves to remobilise the pollutants absorbed by the ground and to artificially bring up the level of the water table.

After non-stop treatment of underground water at the right of the service statement between June 2004 and September 2005, the results of analyses of recent operations favour a stoppage of the unit.

Indeed, the low concentrations of hydrocarbons subsisting in the water table show that the “water” matrix has been cleared of contamination. The last results of analyses show concentrations in total hydrocarbons and in BTEX less than the VCI non-sensitive use which is the threshold limit set for the rehabilitation of the former service station.

Considering the various information referred to above, we can assert that the service station PDV 886 at 24 rue Jobin, Marseille, have been cleared of pollution […]”.

The Purchaser acknowledges that it has been fully informed in accordance with the legal conditions of the activity carried on by the Vendor and that is fully aware of all information and documents referred to above which are deemed to have been drawn up in the presence of the parties and to be authoritative between them.

Moreover, it acknowledges that the Vendor has fulfilled its obligation to provide information pursuant to Article L. 514-20 of the Environment.

AGREEMENT OF THE PARTIES – RESPONSIBILITY FOR CLEARING THE SITE OF POLLUTION

On account of the restoration of the land for a non-sensitive use,

That on account of the response from the Prefecture des Bouches du Rhône,

That on account of the end of work report referred to above,

That the freedom left to the Purchaser accompanied by advisers, experts, technicians, experienced professionals chosen by it to assess the environmental condition of the Asset as specified above,

Being fully informed of the provisions of the Environmental Code applicable thereto and in particular of the liability of the operator and of all consequences, in particular, financial consequences that may arise either from an administrative injunction or a claim in respect of the pollution generated by any activity operated over time on said site, the Purchaser represents that it accepts to bear any cost or extra cost, in particular, those related to the environmental management of the Asset, made necessary on account of a change in use of the asset subsequent to the signing hereof, i.e. other than for a non-sensitive use.”

PERPETUAL AND PERS0NAL EASEMENTS

In the event the Vendor receives an administrative application, in particular, in respect of its obligations that cannot be time-barred pursuant to the regulations on classified facilities, the Vendor imposes on the Purchaser and any of its successive assigns in any respect whatsoever:

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-	compliance with any terms of reference imposed by the Regional Division of Industry, Research and the Environment (DRIRE2) that includes various easements encumbering the asset sold
-	the possibility of installing on the Asset and of servicing all instruments to measure pollution owned by the Vendor (in particular, piezometers to check the water table) and of accessing the assets sold for all administrative services or of representing the Vendor, liable for the pollution, with the taking all samples that happen to be necessary (in particular water samples in said piezometers).

Said facilities must not cause any disturbance for the movement of any vehicles.

The Purchaser accept said restrictions which it undertakes to set out in all deeds to establish or convey rights in rem or right of possession and relating to all or part of the property so that its assigns undertake to comply therewith.

In the event of the lifting of said restrictions for town planning rules applicable to the Asset and to the environment constraints arising from the requirements imposed by the proper services of the Prefecture and the Regional Division of Industry, Research and Environment (DRIRE), the Purchaser or its assigns may allocate the land for another use but they shall then personally attend to all legal and material constraints, in particular, financial and environmental constraints related to said change of allocation, without any claim against the Vendor.”

REGARDING POLLUTION

The Vendor represents that, as far as it is aware:

-	it is not involved in any arbitral, court or administrative proceedings relating to the Asset and that no proceedings relating to the activity carried out on the land footprint of the Asset have been brought or are pending.
-	no judgement or no order or court or administrative decision has compelled or ordered the Vendor to stop all or some of its activities following pollution on the land footprint of the Asset.

The Purchaser represents that it shall personally attend to said situation.

CONSIDERING SAID REPORTS, THE PURCHASER EXPRESSED ITS INTENTION OF PURCHASING THE ASSET HEREUNDER.

REGARDING THE PYRALENE

The undersigned civil law Notary has informed the Parties of the law relating to appliances that contain pyralene and, in particular, the provisions of Articles R. 543-25 and R. 543-26 of the Environment Code, of which an extract is literally set forth hereinafter.

“Article 543-25

“In the event of sale of a property in which an appliance deemed to contain more than 5 dm3 of PCB is located and regardless of the use thereof, be it public, private, professional or residential, the vendor is required to inform the purchaser thereof. In the event of doubt on the presence of PCB, the vendor is required have the PCB concentration of the appliance analysed and to inform the purchaser of the results of said analysis.

…

“Article R. 543-26

“The holders of an appliance containing a volume greater than 5 dm3  of PCB are required to declare it to the préfet of the département where the appliance is located…”

2 Direction régionale de l'industrie, de la recherche et de l'environnement

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The undersigned civil law Notary has also informed the Parties of the provisions of the national plan for the decontamination and elimination of appliances containing PCB and PCT approved by order of the Minister for Ecology and Sustainable Development on 26 February 2003 which defines, in particular, the following timetable:

Manufacturing date of the appliance	Elimination or decontamination date
Unknown or prior to 1965	Prior to end 2004
Between 1965 and end 1968	Prior to end December
Between 1969 and end 1973	Prior to end 2006
Between 1974 and end 1979	Prior to end 2008
All other appliances	Prior to end 2010

Said timetable is not applicable:

-	to appliances containing between 50 and 500 ppm of PCB which must be eliminated at the end of their term of use,
-	and to leaking appliances which must be immediately eliminated.

The Vendor represents that there are no longer pyralene transformers on the Asset, which the Purchaser has been able to record on viewing the Asset”.

A copy of the letter of 5 October 2007 containing an advice of receipt by the Prefecture of Bouches du Rhône of the declaration of discontinuation of the service station activity as well as a copy of the end of work report (Study report No. LIP-0004 05/RF of 31 October 2005) drawn up by LISEC France holding that site pollution had been cleaned up in relation to the statutory requirements has been the subject matter of a filing of documents recorded by Maître Martine AFLALOU, the undersigned civil law notary, on 30 May 2013.

The Vendor represents that during earthwork operations as part of the project to develop the land residual pollution had however been discovered and quality of the ground had been inspected by SOLER ENVIRONNEMENT, PACA agency, 3 avenue Robert Schuman, ZA La Pile, 13760 Saint Canat, as evidenced by a technical memorandum of 8 April 2013, of which a copy has been the subject matter of the aforementioned filing of documents which recommend that the polluted earth be excavated.

All waste follow up forms have been the subject matter of said filing of documents.

The report on analysis of residual hazards drawn up by the aforementioned SOLER ENVIRONNEMENT on 19 April 2013 literally sets forth as follows:

“………..

The foreseeable health hazards are lower than the recommended thresholds according to the national methodology. The condition of the site after the earthwork of backfill is compatible with the chosen project.

6.2. Recommendations

We recall that the analysis of health hazards is a tool to assist with the management of polluted sites. It is an Analysis of Residual Hazards prior to building work.

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The calculation assumptions must at least be complied with, i.e. that the following constraints will have to be complied with at the final phase:

-	Comply with a minimum mean breakdown rate of 1 vol/ hour in the subsoil”.

A copy of said report on the analysis of residual hazards has been the subject matter of filing of the aforementioned documents.

Following said reminders, the Vendor represents that it had the necessary work carried out to have the land footprint of the Property Complex made compatible with its intended use.

18.8	PUBLIC ACCESS BUILDING[3]

The Vendor represents and warrants that it has requested the necessary authorisations to operate the Real Property Assets in compliance with fifth (5th) category, type E, ERP regulations as has been confirmed by SOCOTEC (Marseille agency) under the terms of its letter of 10 April 2013, of which a copy has been filed in the terms of the aforementioned deed of filing of documents recorded by the undersigned civil law Notary.

Moreover, it represents that on today’s date, that the safety commission has not conducted a visit.

In accordance with the Building Permit, the ground floor, the 1st and 2nd floor falls within the scope of the 5th category and the 3rd floor falls within the scope of the French Labour Code (Code du travail).

18.9	DISPLAY CONTRACT

The Vendor represents that it has not granted any display contract that may encumber the Real Property Assets.

18.10    Taxes

As from the date hereof, the Purchaser shall pay all taxes, contributions, levies and expenses of any kind that are and may be payable in respect of the sold Real Property Assets.

In light of the date hereof, the parties agree that the pro rata amount of the share of land taxes and waste removal tax shall not be established on the date hereof.

The taxes and levies payable for the period prior to today’s date shall be payable by the Vendor; in this respect the Vendor represents and warrants that it has duly paid the land taxes and waste removal tax relating to the Real Property Assets for the period during which it was the owner thereof to the tax authorities.

18.11	MAINTENANCE, SERVICING, CARE-TAKING

The Vendor represents that it has not granted any maintenance, service or care-taking contract and that no employment contract is attached to the Property.

3 Etablissement recevant du public (ERP)

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18.12	FLUID SUPPLIES AND UTILITIES CONTRACT

The Purchaser shall attend, as from the date hereof and at its expense, to the continuation or termination of contracts, utilities contracts and any other contracts specific to the servicing of the Real Property Assets, so that the Vendor is released from any obligation under said contracts.

18.13	ADMINISTRATION AND MANAGEMENT CONTRACT

The Vendor represents that it has not granted any management agreement.

18.14	TELEPHONE RELAY CONTRACT

The Vendor represents that it has not granted any operator any telephone relay contract in relation to the Real Property Assets and that it has no collected any fee in said regard.

In the event said representation is mistaken, the Vendor shall personally attend to immediately terminating said contracts so that the Purchaser is not sought after or bothered in said regard.

18.15	INSURANCE

The Purchaser is personally responsible for taking out all policies and gives the Vendor irrevocable authorisation, which it accepts, to terminate the current policy.

18.16	EXPENSES

Lastly, the Vendor shall pay all Expenses hereof and of the Deed of Sale, as the sale is made “acte en mains” (all expenses being payable by the vendor).

19	INFORMATION ON THE ASSET SOLD

19.1	“Structural Damage” Insurance

The Property has been built for more than ten years.

In this regard, the Vendor represents that it has taken out a “Structural Damage” insurance contract, without excess, required under Article L. 111-30 of the Building and Housing Code with GAN INCENDIE ACCIDENT having its registered office at 8/10 rue d’Astorg, 75383 Paris Cedex 08, whose broker is Mr Pierre CANDAU, 16 rue Maréchal Foch, 66000 Perpignan under policy No. A06648 121675146 on 16 June 2013 as evidenced by a certificate from the insurance company of 23 May 2013, which is appended to the deed of filing of documents containing the descriptive record of division of the Property Complex recorded by the aforementioned undersigned civil law Notary. The starting date of the structural damage insurance shall be the date of the acceptance report, which the Vendor undertakes to forward to the Purchaser within eight (8) days of its being drawn up.

The Vendor undertakes to sign the adjustment addendum with the insurance company and where applicable to pay any additional premium for said contract.

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The civil law notary, drafter hereof, has informed the Purchaser that, in the event of incurred loss, it shall be required to report the loss to the insurer at the latest within five days of becoming aware thereof and it must inform the insurer whenever it undertakes work itself coming with the responsibility provided for in Articles 1792 and 1792-2 of the Civil Code.

Moreover, the Purchaser represents that it is aware of the provisions of Article L. 243-2 (2) of the Insurance Code which obligates it to mention the loss insurance in any deed entered into prior to the expiry of a ten year time limit as from the acceptance of work. The Purchaser acknowledges that it has received insurance contracts and the receipt of the premium from the Vendor.

19.2	Administrative Authorisations to Build

19.2.1	Building permit No. 013.055.08.H.1359 of 13 February 2009

Pursuant to order of 13 February 2009, the Mayor of Marseille issued a building permit relating to plots recorded on the land register at section 811 E No. 68 and No. 69 under number PC 013.055.08.H.1359 to FONCIERE URBANE. The permit authorises it to build a property for a tertiary activity which includes office space and a covered car park whose total net floor area (SHON4) for office use is 6,150 sq.m. SHON and the total gross floor area for built parking areas is 3,150 sq.m. for a total of 135 parking spaces.

Said permit has been duly displayed, as evidenced by the display reports drawn up by Maître René BACCINO, judicial officer in Marseille, on 27 February 2009, 1 April 2009 and 27 May 2009.

Said permit is not concerned by any application for reconsideration or any withdrawal as attested by the Managing Director of the General Division of Town Planning and Housing5 of the City of Marseille under the terms of a letter of 6 August 2009.

Moreover, the court registry of the Marseille Administrative Court issued a no claim certificate on 5 August 2009.

As there is no claim or the permit has not been withdrawn, the aforementioned permit has thus become final.

Foncière Urbane decided to withdraw said permit as it had not marketed the property at the time.

19.2.2	Application for a demolition permit and a building permit

Foncière Urbane, in whose rights F PROJET has been subrogated, filed a building permit application for its plan to build a property for a tertiary activity (offices and car parks) at 24-28 rue Jobin, Marseille 13003 on 17 October 2011.

A copy of said building permit application is the subject matter of a filing of documents hereinafter.

19.2.3	Building permit order

Foncière Urbane was issued a building permit pursuant to order No. PC 013 055 11 N 1194 on 6 February 2012 in view of the construction of said property for a net floor area of 6,880 sq.m.

4 La surface hors Œuvre nette

5 La Direction Générale de l’Urbanisme et de l’Habitat

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A copy of said building permit application is the subject matter of a filing of documents hereinafter.

19.2.4	Display on the site

The aforementioned building permit has been duly displayed on the site as evidenced by three fact finding reports drawn up by Maître Jean-Michel CANIGGIA, judicial officer in Marseille, on 10 February 2012, 13 March 2012 and 10 April 2012.

Copies of said documents have been the subject matter of the filing of documents hereinafter.

19.2.5	No Claim

The Vendor represents that no application for reconsideration or application for judicial review or for withdrawal has been filed in relation to the building permit, so that it has become final.

19.2.6	Request to transfer the building permit

A request has been filed to transfer in favour of F PROJET the aforementioned building permit order issued in favour of FONCIERE URBANE.

A copy of receipt of the request for transfer issued by the City Hall of Marseille on 3 May 2013 has been the subject matter of the filing of documents hereinafter.

In consequence of which, the aforementioned building authorisations have now become final.

The observation being made here that the aforementioned documents have been filed in the records of the undersigned civil law notary under the terms of the aforementioned descriptive record of division and common hold rules.

The transfer of such building permit was authorised by the City of Marseille in an order dated 28 May 2013,

Said order was publicly displayed on the land as evidenced by three reports of public display issued by Maître Fornelli and Maître Saglietti-Kouby, judicial officers in Marseille, on 2 July, 2 August and 2 September 2014.

19.3	Regulatory Site Start-up Declaration (DROC6)

The Vendor represents that the regulatory site start-up declaration of 5 November 2012 was filed on 12 November 2012 with the services of the City of Marseille which issued a receipt thereof on 13 November 2012.

Said document is appended to the deed of filing of documents recorded by the aforementioned undersigned civil law notary.

19.4	Declaration attesting to completion and of compliance

The Vendor has filed the declaration attesting to completion and of compliance of the work with the City Hall of Marseille which has acknowledged receipt thereof on 8 August 2014.

A copy of said declaration of completion of work is appended hereto (Schedule: DAACT7)

6 Déclaration Réglementaire d'Ouverture de Chantier

7 La déclaration attestant d'achèvement et la conformité des travaux (declaration attesting to completion and of compliance of work)

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19.5	Environmental features

The Property Complex has been designed and built in accordance with 2012 thermal regulations (RT 2012) as they result from Decree No. 2010-1269 of 26 October 2010 relating to thermal features and to the energy efficiency of constructions and to the order of 26 October 2010 relating to thermal features and the energy efficiency requirements of new buildings and new parts of buildings.

The Vendor warrants that the design and construction are compliant with 2012 thermal regulations.

In this respect, the Vendor has provided the following to the Purchaser:

- Attestation from the Inspection Body upon completion of the work, confirming that said 2012 thermal regulations were taken into account, issued by Socotec Marseille on 17 November 2014.

The Property Complex’s compliance with said regulations constitutes an essential and a determining condition for the Purchaser, without which it would not have entered into this agreement.

20.	TECHNICAL SURVEY

In accordance with the provisions of Article L. 271-4 of the French Building and Housing Code (Code de la Construction et de l’Habitation), the Purchaser acknowledges that the Vendor has provided it with a technical survey which includes the documents referred to hereinafter.

Said documents were drawn up by a technician who meets the qualification criteria provided for by law, as evidenced by the attestation, copies of which are annexed to the reports in question.

The Parties confirm that the findings of said technical survey were taking into account when setting the purchase price hereunder.

The civil law notary recalls that the failure to present a mandatory survey does not release the Vendor from the warranty covering hidden defects.

20.1	Combatting lead poisoning

The Vendor represents that the Real Property Assets are for a use other residential and are thus not concerned by the provisions of Article L. 1334-5 of the French Public Health Code (Code de la Santé Publique).

20.2	Asbestos regulations

The Vendor represents that the building permit for the property of which the sold assets and property rights form part was issued after 1 July 1997. Therefore, they do fall within the scope of application of Articles R. 1334-14 et seq. of the French Public Health Code.

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20.3	Termite regulation

The Vendor represents that the Real Property Assets now sold are located in an area that has been marked out by prefectoral order pursuant to Article L 133-5 of the French Building and Housing Code, i.e. an area that is or is susceptible to be contaminated by termites.

Pursuant to Article L 133-6 of the aforementioned Code, a report regarding the presence of termites was issued by Mr Philippe Darfeuille, from the Socotec company, Agence Diagnostic Provence, Place Romée de Villeneuve, Le Mansard, Entrée B, 13090 AUX EN PROVENCE, France on 5 November 2014, i.e. within the last six months, indicating that no termites were detected within the Real Property Assets, is annexed hereto.

(Schedule 8 – Parasite report)

20.4	Condition of the Property – dry rot

The Vendor represents that the Real Property Assets now sold are not located in an area that presents a risk of dry rot, as defined in Article L. 133-8 of the French Building and Housing Code.

The Vendor represents:

- that it is not aware of the presence of any dry rot within the Property,

- that it has not applied any anti-parasitic treatments.

20.5	Prior inspection of the fixed gas installation

The Vendor represents that the Real Property Assets are for a non-residential use.

In consequence, this sale does not come within the scope of Article L. 134-6 of the Building and Housing Code.

20.6	Natural, mining and technological hazards

The Vendor represents considering the information that the préfet of the département or the mayor of the city made available that:

The city of location of the Real Property Assets covered by this agreement fall within the scope of:

•	A plan for the prevention of the following foreseeable natural hazards:
-	Plan approved on 29 October 2002, uncertainty: movement of ground (ground subsidence),
-	Plan required on 12 December 2003, uncertainty: flooding
-	Plan approved on 26 June 2012: movement of ground (shrinkage – bulking clay, drought)
-	Plan required on 8 April 2005: forest fire

•	A plan for the prevention of technological hazards approved on 4 November 2013 (thermal effect, overpressure effect and toxic effect).

Seismic level zone

The Property is located in a zone 2 seismic level and for new constructions, extensions, additions of height or conversions, the rules laid down in Articles L. 111-26 and R. 111-38 of the Building and Housing Code, in particular, in relation to technical inspection, should be complied with.

The Property has never been affected by incurred losses as a result of natural, mining or technological disasters.

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A report of natural, mining and technological hazards drawn up on 19 September 2014, i.e. less than six months ago, has been approved by the parties and is appended hereto (Schedule: ERNMT8).

20.7	Energy efficiency survey

The Vendor represents that the Property comes within the scope of Articles R. 134-1 et seq. of the Building and Housing Code and that it had SOCOTOC, Marseille agency, 10 Traverse de la Gaye, 13297 Marseille 9, draw up a report on 8 July 2014, in respect of lots 114, 115 and 116 and on 26 November 2014 for lots 117 and 118

These reports are annexed hereto.

(Schedule 10: DPE9).

The Purchaser acknowledges that it has been informed that, pursuant to Article L. 271-4, II of the Building and Housing Code, it cannot invoke information in the energy efficiency survey against the Vendor as it is for information only.

20.8	Condition of the internal electrical wiring

The Vendor represents that the Property is for a non-residential use.

In consequence, this sale does not come within the scope of Article L. 134-7 of the Building and Housing Code.

20.9	Connecting to the drainage system

The Vendor represents that the Property is connected to the city’s drainage system

The Vendor represents that the compliance of the drainage system used has not been inspected.

The Purchaser represents that it formally acknowledges said situation and wishes to personally attend thereto without any claim against any one.

20.10	Lifts – regulations

All lifts constantly servicing the buildings and constructions, regardless of the date of the installation thereof, are concerned by the obligations of bringing into compliance and of technical inspection.

The Purchaser represents that it shall personally attend thereto.

21.	TOWN PLANNING – PRE-EMPTION RIGHT

21.1.	Town planning

21.1.1.	Principle

The Purchaser shall be personally responsible for the implementation of all provisions and requirements, for compliance with public easements and other administrative restrictions on the property rights specified in the summary of town planning information referred to herebelow and annexed hereto.

8 Un état des risques naturels, miniers et technologiques (a report on natural, mining and technological hazards).

9 Un diagnostic de performance énergétique (energy efficiency survey)

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21.1.2.	Acknowledgement of the town planning documents

The Purchaser has notably familiarized itself with the documents referred to herebelow (copies of which are annexed hereto):

•            Summary of town planning information issued by URBANET, Service d’urbanisme, 65 traverse Prat, 13008 MARSEILLE, on 19 September 2014,

•            numbering certificate dated 7 November 2014,

•            location plan.

The Summary of town planning information is copied word for word herebelow:

"TOWN PLANNING INFORMATION ON THE PROPERTY

MUNICIPALITY: MARSEILLE - 13003

DISTRICT OR AREA: BELLE DE MAI

LAND REGISTRY REFERENCES: 811 E no.68 and 89

ADDRESS OF THE PROPERTY: 24-28 rue Jobin

OWNER: FPROJET

APPLICABLE PREEMPTION RIGHTS

ZONE SUBJECT TO RIGHT OF PREEMPTION STATUTORY RIGHT OF PREEMPTION ("DROIT DE PREEMPTION URBAIN"): Yes

ENHANCED STATUTORY RIGHT OF PREEMPTION: No

RIGHT OF PREEMPTION OF DIFFERED DEVELOPMENT AREAS: No

RIGHT OF PREEMPTION OF SENSITIVE NATURAL AREAS: No

NATURAL AREA (Right of preemption of the SAFER [organization entitled to buy land in order to retain it for agricultural use]): No

ZONING

PLU [Local Town Planning Programme] of the municipality of Marseille approved on 28 June 2013, applicable from 01 August 2013, updated on 14 February 2014 and last amended on 23 June 2014 (published on 17 July 2014), which could be further amended upon approval of prescribed changes.

The property is entirely situated in an URBAN AREA, the purpose of which is to spatialise the main structural facilities of the city in order to strengthen its position as a Euro-Mediterranean capital:

GENERAL URBAN AREA E ("SECTEUR UGE") for signifiicant facilities.

Allow for rules on size and shape tailored to these significant facilities, which have very specific shapes, very different from those of the "traditional" centre or surroundings, while maintaining qualitative requirements (e.g.:% of green spaces). The following, inter alia, are classed as UGE areas: university campuses, hospitals, technology parks, tourist attractions, cultural centres, leisure facilities, cemeteries, road infrastructures.

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SETBACK LINES

Nothing in the graphical report of the PLU, however for new builds, free of charge assignments may be required, pursuant to Article R.332-15 of the French Town Planning Code. The setback area, if any, shall be determined by the relevant authorities.

SPECIFIC TOWN PLANNING AND PUBLIC INTEREST EASEMENTS

- The property is situated within the boundaries of a PPR [risk prevention plan] (prefectoral order ("AP") of 08/02/06, 11/09/09, 30/03/11, 27/06/12):

- "Landslide", clay – shrink swell, drought: B2 zone – low to medium risk (see plan annexed hereto),

- "Flooding": drainage basin

- By order of 22 October 2010, applicable from 1 May 2011, the property is situated in the new zone no.2 (low seismicity), where constructions must comply with earthquake resistant construction regulations.

- In view of the PLU, the property does not fall within the scope of preserved site no.48-V30 provided for to the detriment of the plot of land registered on the land register as Section E no.72 to be developed as a green public space for the benefit of the Municipality.

- Rue Jobin, which borders the property, is classed as a road that is liable to flooding.

- The property is located alongside rue Jobin and near to the Réseau Ferré de France (railway infrastructure manager), where, in the event of new constructions, provisions relating to anti-noise pollution apply.

- The property is situated in a I4 easement area relating to the establishment of electricity ducts (general supply and public distribution).

- The building is affected by a PT1 easement relating to radioelectric transmissions concerning the protection of receptors and emitters against electromagnetic interference.

- The property is situated within the boundaries of the "EUROMEDITERRANEE" national interest operation (DCM (municipal council resolution) of 22 July 1994) which involves the Urban Development Agency created by the State, the City of Marseille and the Association of Municipalities ("Communauté de Communes").

- The property is located within the boundaries of the OPAH (Opération Programmée de l’Amélioration de l’Habitat – housing improvement association) Renouvellement Urbain Marseille Euroméditerranée (Marseille Urban Renewal) scheduled to last 5 years (2008-2012).

TOWN PLANNING INFORMATION REGARDING THE ENTIRE MUNICIPALITY

LEAD: The entire Bouches-du-Rhône Department was classed as a lead exposure risk area by Prefectoral order of 24 May 2000 (Order of 25 April 2006).

TERMITES: The entire Bouches-du-Rhône Department was classed as a contaminated zone or zone susceptible to contamination by termites and other wood destroying insects by Prefectoral order of 19 July 2001.

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ASBESTOS: Decree no. 2002-839 dated 3 May 2002, amending decree no.96-97 of 7 February 1996 on protection against health risks connected to exposure to asbestos in buildings, requires public and private owners of real property assets, for which a building permit was issued after 1 July 1997 to perform asbestos surveys.

NATURAL AND TECHNOLOGICAL RISKS in the municipality are as follows:

- Landslides:

- subsidence and collapse (PPR approved on 29 October 2002),

- clay – shrink swell, drought, differential settlement (PPR approved on 27 June 2012),

- Falling boulders and rocks,

- Run-off flooding, mudslides, overflowing rivers (PPR recommended on 12/12/2003),

- Flooding from sea,

- seismicity (low seismicity – zone 2 of the new regulations that apply as from 1 May 2011),

- forest fires (PPR recommended on 8 April 2005 and 30 March 2011),

- transport of dangerous goods,

- industrial risk (PPR approved on 04 November 2013 for the Arkéma company).

Pursuant to the Borloo Act (Act no.2006-872 of 13/07/06), the Municipality of Marseille applies a tax of 10% on the sale of building land which, became land suitable for building due to its classification within no more than 18 years in a town planning plan and which is located in an urban area or urbanisation zone, or by a municipal map, in a buildable area (DCM of 11/12/06, applicable from 01/03/07).

As at the date hereof, the City of Marseille has not passed any resolutions making it necessary to obtain a demolition permit throughout the entire municipality except if the building benefits from specific protection (Article L 421-3 of the Town Planning Code).

In a letter dated 27 May 2014, the City of Marseille specified that it has not established a local trade and handicraft protection area, inside which, the sale of handicraft businesses, businesses or commercial leases are subject to a preemption right (Act no. 2005-882 of 02 August 2005).

The property is situated in a municipality that falls within the scope of application of Act no.

86 2 of 3 January 1986 on access, protection and development of coastal areas and lake shores.

A large part of the municipality of Marseille is situated within the boundaries of the regulated "Habitat" planning orientation area.

The entire Bouches du Rhône department is liable to tax on sensitive natural areas (Article L142-2 of the French town planning code).

Act no. 2014-366 of 24 March 2014 applicable from 27/03/2014, on Access to housing and renovated town planning (ALUR Act), amended Article L.123-1-5 of the French Town Planning Code and eliminated the Land use coefficient (Coefficient d’occupation des sols (COS)) as well as the right to fix a minimum surface area for buildable land in the Local Town Planning Programme (PLU). Henceforth, the ability to construct shall vary according to regulations on height, size, volume, footprint, location with regards to the separative limitations and constraints related to the property’s surroundings.

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The body that has authority to issue the authorisation should therefore disregard the regulations relating to minimum plot sizes and COS that appear, as appropriate, in the PLU, when reviewing such applications until said town planning document has taken this change into account.

However, by virtue of Article L 123-19 of the French Town Planning Code, this elimination does not apply to land use plans that continue to be governed, provisionally, by the version of Article L123-1 that applied prior to the SRU Act [solidarity and urban renewal act]".

(Schedule 11. - Town Planning information)

21.2.	Statutory right of preemption

Transfer of ownership does not grant entitlement to a right of preemption as established by Articles L. 211-1 and L. 213-1 of the French Town Planning Code.

The Property falls within the circumstances for exclusion of the right of preemption that appear in Article L.211-4 c) of the French Town Planning Code:

- as it forms part of a building which has been completed for less than four years as demonstrated by the declaration attesting to completion made at the town hall of the place where the property is located and sent to the Direction Départementale de l'Equipement in accordance with Articles 460-1 et seq. of the aforementioned code.

- and due to the fact that it is not situated in an area where a decision was made to apply a right of preemption to the transfer of ownership of property of this kind by virtue of the final paragraph of Article L.211-4 of the Town Planning Code as the aforementioned summary, annexed hereto, demonstrates.

22	INFORMATION ON THE COMMON HOLD - AGREEMENTS

22.1	Common hold rules

The Purchaser confirms that it has in-depth knowledge of the terms and conditions of the aforementioned common hold rules and undertakes to comply with all terms and conditions thereof. It shall be obliged to pay all requests for funds that are made by the property manager as from the date hereof.

The Purchaser is subrogated, actively and passively, to all the rights and obligations under the provisions of said rules and shall be personally responsible therefore and shall enforce such rules, which the Purchaser undertakes to do.

22.2	Property Manager of the Property

The property manager of the property is: CABINET IMMO DE FRANCE, 180-182 Avenue du Prado, 13008 Marseille.

22.3	Report containing various information on the common hold

The report containing the information required under Article 5 of the 17 March 1967 decree resulting from decree number 2004-479 of 27 May 2004 on the common hold was issued by the Property Manager on10 December 2014.

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A copy of said report is annexed hereto.

(Schedule 2. - Dated report)

The Purchaser declares that it has familiarised itself with this report due to the fact that said report was read aloud by the undersigned civil law notary and due to the clarifications that it received from the latter.

22.4	Legal allocation of common hold charges

The Parties represent that they are fully aware of the provisions of Articles 6-2 and 6-3 of Decree No. 2004-479 of 27 May 2004.

The drafter civil law notary hereof recalls that the legal allocation of common hold charges between the Vendor and the Purchaser is as follows:

-	the payment of the interim payment due and payable on the forward budget is payable by the Vendor;
-	the payment of interim payments for expenses not included in the forward budget is payable either by the Vendor or Purchaser depending on which is them is the co-owner at the time of the payability thereof;
-	the over-payment or under-payment on interim payments that comes to light upon the approval of accounts shall be credited to or debited from whomsoever is co-owner upon the approval of the accounts.

However, the Parties may agree to a different allocation. But their agreement shall have effect only between them and may not be enforceable against the property manager.

22.5	Contractual allocation of common hold charges

The Parties intend depart from the legal provisions in relation to the following issues:

22.5.1	Relating to expenses included in the property manager’s forward budget

Given that the Vendor was not asked to pay any sums by the property manager in respect of the period prior hereto, the first requests for payment for this common hold are due to be issued on 1 January 2015, therefore there will be no pro rata repayment of charges.

In consequence, the Vendor and the Purchaser shall not draw up any adjustment account when the property manager’s accounts are settled by the general meeting deciding on the year; the adjustment shall be to the profit or loss of the Vendor and the Purchaser.

22.5.2	Regarding expenses not included in the property manager’s forward budget

The Vendor shall pay for work voted prior hereto whether it has been carried out or not and whether amount thereof is due and payable or not.

The Purchaser shall pay for work decided as from the date of signing this agreement insofar as the Vendor has given the Purchaser the opportunity of attending the meeting of co-owners by sending it, seven Worked Days in advance, by recorded delivery letter with advice of receipt, the copy of the notice to attend said meeting, the agenda and a duly signed proxy to vote without any restriction. Otherwise, said work shall be definitively payable by the Vendor.

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The Vendor shall provide, inclusively and finally, the amount of work payable by it but not yet due and payable to the Purchaser on the day of the sale and the Purchaser must answer future calls for funds, regardless of the amount thereof and without claim against the Vendor.

The Purchaser shall be responsible for the cost of any work that is approved as from the date hereof.

22.6	Inclusive nature of accounts for interim payments and work

The Vendor and the Purchaser shall thus not make any adjustment upon the settlement of accounts unless for work voted and not revealed by the dated report, which shall be payable by the Vendor.

Given that the above agreements are not binding on the property manager, the parties shall be personally responsible for the performance thereof.

If there are proceedings calling into question the association of co-owners, co-owners or third parties on the day of signing the notarised deed of sale, the Purchaser shall be subrogated in all of the Vendor’s rights and obligations at the end of said proceedings.

22.7	Cash advance

The dated report shows that there are no advances, working capital or special advances for the Property sold.

22.8	Proceedings

The Vendor represents that as far it is aware there are no proceedings pending, which implicate it or the association of co-owners or third parties, apart from the following proceedings:

-	Proceedings by the City of Marseille, of which a copy is appended hereto after reference.

The Vendor shall keep the Purchaser informed of the follow up to said proceedings pending.

The Vendor shall personally attend to said proceedings and their follow up and shall hold the Purchaser harmless in relation to any financial consequences or other consequences.

(Schedule 13 – City of Marseille Summons)

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22.9	Vendor’s situation with regard to the association of co-owners

The Vendor represents:

-	that it is up to date with the payment of charges and work with regard to the association of co-owners;
-	that it has not carried out in the Property hereunder work affecting the outside appearance of the Property or common areas which has not been lawfully authorised by the meeting of co-owners;
-	that it has unlawfully modified the consistency of the Real Property Assets sold by annexing or making a private use of common areas.

22.10	Article 20 certificate

The Vendor declares that it has today submitted a certificate dated 10 December 2014 as required under Article 20 of the 10 July 1965 Act to the undersigned civil law notary.

A copy of this document was supplied to the Purchaser in the Information Package.

The original thereof is annexed to the dated report annexed hereto.

Consequently, the Vendor is released from all obligations in this respect vis-a-vis the property manager.

23	ORIGIN OF TITLE

23.1	From FONCIERE URBANE

The plot of land of the Property belonged to:

FONCIERE URBANE, a private limited company (Société à Responsabilité Limitée) with capital of €10,000.00, whose registered office is located at 255 avenue du Prado- Immeuble le Pulman Prado - Bâtiment C, Marseille 13008 Bouches du Rhône registered under SIREN number 501 920 722 RCS MARSEILLE,

Having acquired it in the following manner:

A / With regards to the plot shown on the land register as Section 811 E 68

From:

SOCIETE DES PETROLES SHELL, a simplified joint stock company (Société par actions simplifiée) with capital of EUR 640,401,744.00, whose registered office is located at 307 Rue d'Estienne d'Orves, COLOMBES (92700), registered on the Trade and Companies Register of Nanterre under SIREN number 780 130 175,

Pursuant to a deed signed before Maître Guillaume REY, civil law notary of Marseille on 15 February 2008.

This purchase took place against the immediate payment of the purchase price in cleared funds, said deed contained confirmation of receipt of such payment.

The parties agreed on a price increase clause in the event that the intended use of the envisaged buildings was modified in the 2 years following purchase thereof. This clause no longer applies due to the lack of any changes during the allotted period.

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Pursuant to this deed, the following clarifications were given (and repeated word for word herebelow):

"PREVIOUS DIVISION

The plot of land sold hereunder was part of a larger property registered at the time as Section E number 7 with a surface area of 1,747m². That property was divided into two plots of land, i.e. the aforementioned plot 811 E 68 and plot 811 E 69 with a surface area of 175 m², as shown on the land survey document issued by Mr Paul CHABLIS, expert surveyor of Berre l'Etang number 299.

PROPERTY ACCESS

It is hereby specified that the property is accessed via the aforementioned plot 811 E 69 which was sold to the City of Marseille within the framework of the issue of the building permit dated 15 June 1977 as the purchase report dated 25 April 1977 annexed hereto demonstrates. Said report specifies that "the selling company shall retain use of the land sold until such time as the Authorities have completed the road enlarging work".

The sale of this plot was recorded in a deed of Me Blanc, Me Vial and Me Durand, civil law notaries, dated 30 March and 26 April 1978 published by the property registration service of Marseille, 1st office, on 22 May 1978, volume 2411 number 10. According to this deed, the City of Marseille was to have enjoyment of the plot as from the date of completion of work by the Municipal Authorities. The Vendor declares that these two deeds have never been amended and that the enjoyment thereof has not been challenged.

For information purposes, a copy of the renewal of the road use authorisation granted by the City in favour of the Vendor on 1 July 2003 for a one year period is annexed hereto.

These provisions no longer apply due to the sale by L'ETABLISSEMENT PUBLIC D'AMENAGEMENT EUROMEDITERRANEE to FONCIERE URBANE of the portion of land required to access said property, as described in more detail herebelow".

B/ With regards to the plot shown on the land register as Section 811 E 89

From:

The public institution named L'ETABLISSEMENT PUBLIC D'AMENAGEMENT EUROMEDITERRANEE, an incorporated government urban industrial and commercial development undertaking with financial autonomy created under ministerial order no. 95-1102 of 13 October 1995 whose registered office is located at Les Docks, 10 Place de la Joliette, MARSEILLE (13002), registered under SIREN number 404 132 292,

Pursuant to a deed signed before Me Olivier SANTELLI, civil law notary in Marseille, on 24 and 26 January 2012,

For the symbolic price of one Euro, given the requirement to build premises for use as offices.

This price was paid immediately in cleared funds and receipt thereof was given in said deed.

A copy of the notarised deed of sale was published by the property registration service of Marseille, 1st office, on 22 February 2012, volume 2012P number 2032.

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23.2	Sale of shares in FONCIERE URBANE

Pursuant to a deed signed before Me Hervé SANTELLI, civil law notary in partnership of Marseille, on 26 July 2012, recorded by the Primary Tax Office of MARSEILLE, 13005 and 13006, on 10 August 2012, Form 2012/1454,

The aforenamed F PROJET, party hereto, purchased:

ONE THOUSAND COMPANY SHARES (1,000) in the aforenamed FONCIERE URBANE, from:

a/ BGIMMO, a private limited company with capital of €175,000.00 whose registered office is located at Le Pullman Prado - Entrée C - 255 Avenue du Prado, MARSEILLE (13008, Bouches-du-Rhône), registered under SIREN number 488591280 on the Trade and Companies Register of Marseille.

b/ FONCIERE OPARA, a private limited company with capital of €235,200.00, whose registered office is located at 7 Avenue Gabrielle, MARSEILLE (13008, Bouches-du-Rhône) registered under SIREN number 501919211 on the Trade and Companies Register of Marseille.

One THOUSAND SHARES (1,000) of the aforementioned company FONCIERE URBANE,

Said company shares constitute the entire share capital of said company, FONCIERE URBANE.

The purchase price for this sale was paid immediately in cleared funds and said deed contains confirmation of receipt thereof.

As a result of this share transfer, F PROJET became the sole shareholder of FONCIERE URBANE.

23.3	Dissolution of FONCIERE URBANE

1/ Pursuant to a resolution of the General Meeting of 11 December 2012, the sole shareholder of F PROJET decided to dissolve SARL FONCIERE URBANE.

2/ By decision dated 11 December 2012, Mrs Hélène de FONDEVILLE, one of the managers of FONCIERE URBANE at that time, declared the dissolution of said SARL FONCIERE URBANE, without liquidation proceedings as from October 2012, in accordance with paragraph 3 of Article 1844-5 of the French Civil Code.

A copy of this dissolution declaration, recorded by the Tax Collection office of PERPIGNAN-TET on 12 December 2012, form no. 2012/2 091 Box 53, as well as the decision of the sole shareholder of F PROJET are annexed to the deed referred to herebelow, signed before Me Martine AFLALOU, the undersigned civil law notary on 14 May 2013.

Said declaration stated, inter alia, that:

- pursuant to paragraph 3 of Article 1844-5 of the French Civil Code, the company would be dissolved without liquidation, and that at the end of the objection period set forth in such article, all the assets and liabilities of SARL FONCIERE URBANE would transfer to F PROJET.

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- Consequently:

. All the assets and liabilities of SARL FONCIERE URBANE would transfer to F PROJET at their book value pursuant to the CNC [French Accounting Standards Commission] notice dated 25 March 2004 (order of 7 June 2004, Official Gazette of 8 June 2004 page 10115).

. F PROJECT would assume all the rights and obligations of SARL FONCIERE URBANE.

A notice of dissolution was published in the official notice gazette "Les Nouvelles Publications" no. 9717, week 8 to 14 December 2012; an extract from this gazette containing said dissolution notice is annexed to the deed referred to herebelow, signed before Me Martine AFLALOU, the aforenamed civil law notary, on 14 May 2013.

The dissolution was recorded by the Trade and Companies Register on 11 February 2013, as the Kbis [company registration] extract annexed to said deed demonstrates.

The lack of objection by the creditors SARL FONCIERE URBANE within a 30 day period as from publication of the aforementioned notice of dissolution was confirmed in a certificate dated 25 January 2013 issued by the Registry of the First Instance Court of Marseille, a copy thereof is also annexed to said deed.

Consequently, the transfer of the assets and liabilities became final on 11 January 2013, i.e. 30 days after publication of the aforementioned dissolution notice.

23.4	Transfer of all assets and liabilities and confirmation of the transfer of ownership

According to the deed signed before Me Martine AFLALOU, civil law notary in partnership in MARSEILLE, on 14 May 2013, all the documents referred to above relating to the transfer of all assets and liabilities of SARL FONCIERE URBANE to its sole shareholder F PROJET were deposited.

The transfer of ownership of the aforenamed property to F PROJET, following the dissolution of SARL FONCIERE URBANE, without liquidation, was recorded in such deed.

An enforceable copy of said deed is being published by the property registration service of MARSEILLE (1st Office).

24	PRIOR ORIGIN OF TITLE

1/ Plot shown on the land register as Section 811 E 68

Said property belonged to SOCIETE DES PETROLES SHELL having purchased it from:

COMPAGNIE GENERALE DES LEGUMES SECS, whose registered office at that time was located at 3 and 5 Rue Jobin, MARSEILLE, registered on the Trade and Companies Register of MARSEILLE under no. 54 B 203,

Pursuant to a deed signed before Me Edmond GIRARD, civil law notary in MARSEILLE at that time, on 14 September 1971.

This purchase took place for the principal price of FIVE HUNDRED AND FIFTY THOUSAND FRANCS (550,000 FF), i.e. the equivalent of EIGHTY THREE THOUSAND EIGHT HUNDRED AND FORTY SIX EURO AND NINETY SIX CENTS (€83,846.96).

This deed contained all the customary declarations.

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A copy of the notarised deed of sale was published by the mortgage registry of Marseille, 1st office, on 8 October 1971, Volume 194, No. 15.

2/ Plot shown on the land register as Section 811 E 89

Said property belonged to L'ETABLISSEMENT PUBLIC D'AMENAGEMENT EUROMEDITERRANEE having purchased it from:

The Association of Municipalities named COMMUNAUTE URBAINE MARSEILLE PROVENCE METROPOLE, a public establishment for cooperation between local authorities, whose registered office is located at 58 bd Charles Livon, MARSEILLE (13001, Bouches-du-Rhône), registered under SIREN number 241 300 391,

Pursuant to a deed signed before Me Hervé SANTELLI, civil law notary in partnership in MARSEILLE, on 26 July and 30 September 2011.

This purchase took place free of charge.

In said deed, the Vendor declared that it was not concerned by any measure restricting its capacity to freely dispose of the sold PROPERTY.

A notarised deed of sale was published at the mortgage registry of Marseille, 1st office on 18 October 2011, Volume 2011P, no. 7957.

It being hereby specified that said property belonged to the COMMUNAUTE URBAINE MARSEILLE PROVENCE METROPOLE as it formed part of the Municipality’s Public Estate.

And that the intended use of said property was changed and it was decommissioned by decision of 5 February 2010, a copy thereof is annexed to the aforementioned deed signed before Me Hervé SANTELLI, the aforenamed civil law notary, on 26 July and 30 September 2011.

25	MORTGAGE SITUATION

Pursuant to an informal statement issued by the Vendor, which remains valid, that the sold Property was encumbered with a contractual mortgage registration at the property registration service of Marseille, first office on 5 June 2013 volume 2013 V number 2143, by virtue of a deed signed before Me Martine AFLALOU-TAKTAK, the undersigned civil law notary on 14 May 2013, in favour of the Banque Européenne de Crédit Mutuel, as security for the principal sum of SIX MILLION EURO (€6,000,000.00) and ONE MILLION TWO HUNDRED THOUSAND EURO (€1,200,000.00) for incidentals, payable by 31 December 2014 at the latest. Said registration remaining valid until 31 December 2015.

By letter dated 17 December 2014, the Bank gave its consent to the discharge of such registration in return for payment of the sum of SIX MILLION ONE HUNDRED THOUSAND EURO (€6,100,000.00).

A copy of this letter is annexed hereto.

(Schedule 14 - Discharge consent)

The aforementioned registration discharge shall now be recorded in a deed to be signed before a civil law notary of the notarial office situated at 65 Avenue Jules Cantini, Tour Méditerranée, MARSEILLE (13006), simultaneous hereto.

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26	MISCELLANEOUS PROVISIONS

26.1	Powers for the completion of all formalities

The parties, acting in their shared interest, grant all powers necessary to any managing clerk or deputy managing clerk of the undersigned civil law notary, acting jointly and solidarity, for the purposes of preparing and signing any supplementary deeds, modifications or rectifications hereto, so that said deeds are consistent with all mortgage, cadastral and public record documents.

26.2	Rights in rem that may encumber the Real Property Assets

If upon publication of the sale, the mortgage statement issued following such formality shows the existence of other registrations, transcripts, prior registrations or notices encumbering said property for which the Vendor and the previous owners are responsible, other than those listed in Article 25. MORTGAGE SITUATION, said Vendor shall be responsible, at its expense, for the discharge and deletion of the registrations or the deletion of transcripts or registrations or notices within one month from receiving notification thereof at its address for service.

In all circumstances, the Purchaser shall receive compensation for the price of all registration costs.

27	INTERMEDIARIES’ COMMISSION

Each Party shall pay all sums that may be due to any intermediary that it may have instructed in respect hereof such that the other Party cannot be held liable or inconvenienced in this respect.

The Parties acknowledge that this deed was brokered via the intermediary of CBRE AGENCY whose registered office is located at 145-151 rue de Courcelles, PARIS (75017), whose fees, in the sum of ONE HUNDRED AND TWENTY THOUSAND EURO (€120,000.00) ex-tax, i.e. ONE HUNDRED AND FORTY FOUR THOUSAND EUROS after Value Added Tax of 20% has been added (€144,000 all taxes included), shall be paid directly by the Vendor (not via the accounts of the undersigned civil law notary), who alone shall be responsible therefor.

28	Confidentiality

Neither Party may make an official announcement (through publication of a press release or in any other manner) on the existence, content or purpose hereof, without the prior written authorisation of the other Party.

However, either Party may make such an announcement without the consent of the other Party, insofar as such a publication is required by the law or a regulation.

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29	LEGAL NOTICE

In accordance with Article 32 of French law no 78-17 "Informatique et Libertés" (French Data Protection Act) of 6 January 1978, as amended, the notarial office uses computers to carry out notarial tasks, and notably formalities relating to deeds. For such purposes, the Office records data concerning the parties and sends the same to certain administrative bodies notably to the appropriate property registration office and for accounting and tax purposes. For deeds relating to the transfer of property only, certain information relating to the property and the price thereof will be recorded in a real estate database for statistical purposes unless one of the parties expresses their objection thereto. Either party may exercise their right to access and rectify their personal data by contacting ADSN: service Correspondant à la Protection des Données, 95 avenue des Logissons 13107 VENELLES cpd-adsn@notaires.fr, 0820.845.988. For deeds relating to the transfer of property only, certain information relating to the property and the price, save where one of the parties expresses their opposition to the same, will be recorded in a real estate database for statistical purposes.

30	AFFIDAVIT

The parties assert, subject to the penalties laid down in Article 1837 of the Tax Code, that this deed expresses the entire price. Moreover, they acknowledge that the undersigned civil law notary has informed them of the penalties incurred in the event of misrepresentation.

The undersigned civil law notary asserts that, as far as she is aware, this deed is not amended or refuted by any secret letter which contains a price increase.

31	AUTHENTIFICATION OF THE PARTIES’ IDENTITY

The undersigned civil law notary certifies and attests that the full identity of the parties named hereunder, as specified following their names and corporate names, have been duly proved to her.

And in particular relating to F PROJET, based on an extract from the certification of incorporation (extrait K bis) of its registration with the Trade and Companies Register.

And in particular relating to ARC GLOBAL (Luxembourg) Holdings, based on an extract from the certification of incorporation of its registration with the Trade and Companies Register.

32	SCHEDULES

The Schedules annexed hereto shall bear a reference number and shall be signed by the civil law notary.

IN WITNESS WHEREOF over seventy (70) pages

This deed contains:

- references approved:

- blank spaces blacked out:

- entire lines crossed out:

- numbers crossed out:

- words crossed out:

Executed and recorded at the place, date, month and year indicated above.

Further to reading hereof, the parties and the undersigned civil law notary signed this deed of sale.

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